UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14a Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12
Star Equity Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAR EQUITY HOLDINGS, INC.
53 Forest Ave., Suite 101
Old Greenwich, Connecticut 06870
_____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2024
To the Stockholders of Star Equity Holdings, Inc.:
You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Star Equity Holdings, Inc. (the “Company”) on October 10, 2024. We will hold the meeting at 11:00 a.m. Eastern Daylight Time at our offices at 53 Forest Avenue, Suite 101, Old Greenwich, CT 06870.
In connection with the Annual Meeting, we have prepared a proxy statement (the “Proxy Statement”) setting out detailed information about the matters that will be covered at the meeting. We will mail our Proxy Statement, along with a proxy card, on or about September 10, 2024 to our stockholders of record as of the close of business on August 29, 2024. These materials and our Annual Report on Form 10-K for the year ended December 31, 2023 are also available electronically at our corporate website at www.starequity.com.
Our Board of Directors has fixed the close of business on August 29, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the Annual Meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. Important information about attending the Annual Meeting in person is included in the Proxy Statement.
The Annual Meeting will be held for the following purposes:
1.To elect four directors, to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of our independent auditors;
3.To conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers;
4.To approve amendments to the Company’s 2018 Incentive Plan, as amended (the “2018 Incentive Plan”), to (i) increase the number of shares of the Company’s common stock issuable under the 2018 Incentive Plan from 220,000 shares (plus certain shares available under prior plans) to 320,000 shares, and (ii) to add 150,000 shares of preferred stock, par value $.0001 per share, as an additional class of capital stock under the 2018 Incentive Plan;
5.To approve the Star Equity Holdings, Inc. Amended Tax Benefit Preservation Plan (a stockholder rights plan) designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code;
6.To approve an amendment to our Restated Certificate of Incorporation designed to extend the term of a protective provision to protect the tax benefits of the Company's net operating loss carryforwards;
7.To approve a Second Amended and Restated Certificate of Designations, Rights and Preferences of our 10% Series A Cumulative Perpetual Preferred Stock to amend the redemption provisions thereof; and
8.To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or other delay(s) thereof.
Your vote is extremely important. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible. Using a proxy card to submit your vote now will not prevent you from attending or voting in person by ballot at the Annual Meeting. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom LLC
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

As stated above, your vote is extremely important, regardless of how many or how few shares you own. The Board of Directors urges you to vote your shares and to elect its nominees. Whether or not you plan to attend the Annual Meeting in person, please use the enclosed proxy card to ensure that your vote is counted. If you vote in person by ballot at the Annual Meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,
/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Executive Chairman of the Board of Directors
Old Greenwich, Connecticut
September 6, 2024

STAR EQUITY HOLDINGS, INC.
53 Forest Ave., Suite 101
Old Greenwich, Connecticut 06870
_____________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
OCTOBER 10, 2024
TABLE OF CONTENTS

PROXY STATEMENT	4
Who May Vote	4
Voting Requirements	4
The Board of Directors’ Voting Recommendations	5
How to Vote	5
If You Plan to Attend the Annual Meeting	6
Revoking a Proxy	6
How We Solicit Proxies	6
If You Receive More Than One Proxy Card	6
Important Notice Regarding the Availability of Proxy Materials for the Star Equity Holdings, Inc. 2024 Annual Meeting of Stockholders Meeting to be Held on October 10, 2024	6
If You Have Any Questions	6
CORPORATE GOVERNANCE AND ETHICS	7
Composition of the Board of Directors	7
Director Nomination Process	7
Board Leadership Structure	8
Board Meeting Attendance	8
Director Independence	9
Director Attendance at Annual Meeting	9
Board Self-Assessments	9
Committees of the Board of Directors	9
The Board of Directors’ Role in Risk Oversight	10
Communications with our Board of Directors	10
Code of Business Conduct and Ethics	11
Corporate Governance Documents Available Online	11
Non-Employee Director Stock Ownership Policy	11
Hedging Policy	11
Director Term Limits	11
Committee Rotation Policy	12
Executive Officers	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
PROPOSAL 1: ELECTION OF DIRECTORS	15
Nominees for Election to the Board of Directors	15
Information about the Company’s Director Nominees	15
AUDIT COMMITTEE REPORT	18
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	19
Principal Accounting Fees	19
Types of Fees Explained	20

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm	20
EXECUTIVE COMPENSATION	21
Summary Compensation Table	21
Narrative Disclosure to Summary Compensation Table	21
Outstanding Equity Awards at Fiscal Year-End	23
Potential Payments Upon Termination or Change of Control	23
Securities Authorized for Issuance Under Equity Compensation Plans	26
COMPENSATION OF DIRECTORS	27
Cash Retainer Compensation	27
Equity Compensation	27
Non-Employee Director Compensation Table	27
PAY VERSUS PERFORMANCE	28
Analysis of the Information Presented in the Pay Versus Performance Table	28
PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	29
PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE STAR EQUITY HOLDINGS, INC. 2018 INCENTIVE PLAN	29
Description of the 2018 Incentive Plan Amendments	30
Description of the Amended Plan	30
Purpose	30
Key Provisions	30
Awards Under the Amended Plan	31
U.S. Federal Income Tax Consequences	33
New Plan Benefits	34
Equity Compensation Plan Information	34
BACKGROUND TO THE RIGHTS PLAN PROPOSAL AND AMENDMENT PROPOSAL (TOGETHER, THE “NOL PROTECTION PROPOSALS”)	34
PROPOSAL 5: TAX BENEFIT PRESERVATION PLAN	35
Introduction	35
Plan Summary	36
PROPOSAL 6: APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE TERM OF A PROTECTIVE PROVISION	37
Description of the Amendment	38
Effectiveness and Enforceability	40
Section 382 Ownership Change Determinations	40
Certain Considerations Related to the Amendment Proposal	41
PROPOSAL 7: APPROVAL OF SECOND AMENDMENT AND RESTATED CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF 10% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK TO AMEND THE REDEMPTION PROVISIONS	42
RELATED PERSON TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS	44
Certain Relationships and Related Transactions	44
Delinquent Section 16(a) Reports	44
STOCKHOLDER PROPOSALS	45
ANNUAL REPORT	45
HOUSEHOLDING OF PROXY MATERIALS	45
GENERAL	45
Cost of Solicitation	45
Other Matters	46

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	47
APPENDIX A FORM OF 2018 INCENTIVE PLAN, AS AMENDED	A-1
APPENDIX B TAX BENEFIT PRESERVATION PLAN	B-1
APPENDIX C FORM OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE TERM OF A PROTECTIVE PROVISION	C-1
APPENDIX D FORM OF SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF 10% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK	D-1

STAR EQUITY HOLDINGS, INC.
53 Forest Ave., Suite 101
Old Greenwich, Connecticut 06870
_____________________________________
PROXY STATEMENT
The Board of Directors of Star Equity Holdings, Inc., a Delaware corporation (referred to in this Proxy Statement as “Star Equity,” “the Company,” “we”, “our” or “us”), is soliciting proxies from our stockholders in connection with our 2024 Annual Meeting of Stockholders to be held on October 10, 2024 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 11:00 a.m. Eastern Daylight Time at our offices at 53 Forest Avenue, Suite 101, Old Greenwich, CT 06870.
The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about September 10, 2024 and is accompanied by the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2023 (the “2023 Annual Report”).
Who May Vote
Only holders of common stock, par value $0.0001 per share, of the Company (“common stock”) outstanding as of the close of business on August 29, 2024 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 3,230,168 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. In addition, holders of our 10.0% Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) will vote separately as a class with respect to the proposal to approve the Second Amended and Restated Certificate of Designations, Rights and Preferences of our 10% Series A Cumulative Perpetual Preferred Stock (the “Second Amended and Restated Certificate of Designations”). As of the Record Date, there were 2,165,637 shares of Series A Preferred Stock outstanding and entitled to vote for Proposal 7 at the Annual Meeting. Each share of Series A Preferred Stock is entitled to one vote on Proposal 7 only. There are no cumulative voting rights.
Voting Requirements
The holders of a majority of the common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker, or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:
•Proposal 1 (Election of Directors) — Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of favorable votes cast in the election of directors will be elected as directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified.
•Proposal 2 (Ratification of Appointment of Independent Auditors) — The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 3 (Advisory (Non-Binding) Stockholder Approval of Named Executive Officer Compensation) — The advisory (non-binding) approval of the compensation of the Company’s named executive officers requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 4 (Approval of Amendments to the Company’s 2018 Incentive Plan) — The approval of amendments to the Company’s 2018 Incentive Plan, as amended (the “2018 Incentive Plan”), to (i) increase the number of shares of the Company’s common stock issuable under the 2018 Incentive Plan from 220,000 shares (plus certain shares available under prior plans) to 320,000 shares (plus certain shares available under prior plans), and (ii) to add 150,000 shares of preferred stock, par value $.0001 per share, as an additional class of capital stock under the 2018 Incentive Plan (collectively, the “2018 Incentive Plan Amendments”), requires the favorable vote of the holders of a majority of our common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 5 (Approval of the Amended Tax Benefit Preservation Plan) — The approval of our Amended Tax Benefit Preservation Plan (a stockholder rights plan) (“Rights Plan Proposal”) requires a favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.
•Proposal 6 (Approval of an Amendment to the Company’s Restated Certificate of Incorporation) — The approval of an amendment to our Restated Certificate of Incorporation to extend the term of a provision designed to protect the tax benefits of the Company's net operating loss carryforwards (the “Protective Provision”) requires the affirmative vote of the holders of a majority of the shares entitled to vote at the annual meeting.
•Proposal 7 (Approval of a Second Amended and Restated Certificate of Designations, Rights and Preferences for our 10% Series A Cumulative Perpetual Preferred Stock) — The approval of the Second Amended and Restated Certificate of Designations requires the favorable vote of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, as well as the favorable vote of the holders of a majority of the outstanding shares of our common stock.

With respect to the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent auditors (Proposal 2), the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3), the approval of the 2018 Incentive Plan Amendments (Proposal 4), the approval of the Tax Benefit Preservation Plan (Proposal 5), the approval of the Amendment to the Restated Certificate of Incorporation (Proposal 6), and the approval of a Second Amended and Restated Certificate of Designations, Rights and Preferences for our 10% Series A Cumulative Perpetual Preferred Stock to amend the redemption provisions thereof (Proposal 7), abstentions will have the same effect as a vote against such proposals, and broker non-votes on Proposal 3, Proposal 4, and Proposal 5, if any, will be disregarded and have no effect on the outcome of the vote. As the approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from Proposal 2. As the approval of the Amendment to the Company’s Restated Certificate of Incorporation and Second Amended and Restated Certificate of Designations are considered to be a “non-routine” matter, a broker non-vote will have the same effect as a vote against Proposal 6 and Proposal 7.
The Board of Directors’ Voting Recommendations
The Board of Directors recommends that you vote your shares “FOR” each of the Board of Directors’ four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of the compensation of the Company’s named executive officers (Proposal 3); “FOR” the approval of the 2018 Incentive Plan Amendments (Proposal 4); “FOR” the approval of the Rights Plan Proposal (Proposal 5); “FOR” the approval of the Amendment to the Restated Certificate of Incorporation (Proposal 6); and “FOR” the approval of a Second Amended and Restated Certificate of Designations, Rights and Preferences for our 10% Series A Cumulative Perpetual Preferred Stock to amend the redemption provisions thereof (Proposal 7).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.
Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the Board of Directors’ s four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of the compensation of the Company’s named executive officers (Proposal 3); “FOR” the approval of the 2018 Incentive Plan Amendments (Proposal 4);“FOR” the approval of the Rights Plan Proposal (Proposal 5); and “FOR” the approval of the Amendment to the Restated Certificate of Incorporation (Proposal 6); and “FOR” the approval of a Second Amended and Restated Certificate of Designations, Rights and Preferences for our 10% Series A Cumulative Perpetual Preferred Stock to amend the redemption provisions thereof (Proposal 7).

If You Plan to Attend the Annual Meeting
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact Hannah Bible, the Company’s Chief Legal Officer, at (203) 489-9500 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the Annual Meeting. If you hold your shares in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
Revoking a Proxy
You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement and any additional materials furnished to our stockholders. We have retained InvestorCom LLC to assist us in the solicitation of proxies, as described in “General - Cost of Solicitation” below. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet, and personal solicitation by our directors, officers, or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom LLC are described in “General - Cost of Solicitation” below.
If You Receive More Than One Proxy Card
If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares.
Important Notice Regarding the Availability of Proxy Materials for the Star Equity Holdings, Inc. 2024 Annual Meeting of Stockholders to be Held on October 10, 2024.
The Proxy Statement, our form of proxy card, and our 2023 Annual Report are available to stockholders at http://www.icommaterials.com/STRR
If You Have Any Questions
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom LLC
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

CORPORATE GOVERNANCE AND ETHICS
Composition of the Board of Directors
The current number of directors on our Board of Directors is seven. Under our bylaws, the number of directors on our Board of Directors will not be less than four, nor more than nine. The number of directors may be increased or decreased by resolution of the Board of Directors.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the Corporate Governance Committee of our Board of Directors (the “Corporate Governance Committee”) considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considered include the following:
•A history illustrating personal and professional integrity and ethics;
•Independence;
•Successful business management experience;
•Public company experience, as an officer or board member;
•Experience in industries related to the current and anticipated future business of the Company; and
•Educational background.
The Corporate Governance Committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Corporate Governance Committee also considers candidates with relevant non-business experience and training.
Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics, and commitment to the goal of maximizing stockholder value when considering director candidates. The Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience, and differences in viewpoints and skills. The Corporate Governance Committee does not have a formal policy with respect to diversity. However, our Board of Directors and the Corporate Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.
Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of Star Equity and our stockholders. The Corporate Governance Committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market (“Nasdaq”). At this time, the Corporate Governance Committee also believes it appropriate for our principal executive officer to serve as a member of our Board of Directors.

Identification and Evaluation of Nominees for Directors
The Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors. Current members with qualifications and skills that are consistent with the Corporate Governance Committee’s criteria for board service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Corporate Governance Committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts, or analysts. The Corporate Governance Committee reviews the qualifications, experience, and background of the candidates.
Final candidates are interviewed by some or all of our independent directors and our Executive Chairman. In making its determinations, the Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Star Equity and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Corporate Governance Committee makes its recommendation to our Board of Directors. Historically, the Corporate Governance Committee has not relied on third-party search firms to identify board candidates. The Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.
The Corporate Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and address, as they appear in the Company’s books; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Corporate Governance Committee; (iv) the name, age, business address, and residence address of the candidate; (v) a description of all arrangements or understandings between the stockholder and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; (vi) the principal occupation or employment of the candidate; and (vii) any other information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including without limitation such candidate’s written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected). In order to give the Corporate Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our Proxy Statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.
Board Leadership Structure
Jeffrey E. Eberwein is currently the Executive Chairman of our Board of Directors and Richard K. Coleman, Jr. is currently our Chief Executive Officer and a member of our Board of Directors. Jennifer Palmer serves as our Lead Independent Director. Messrs. Eberwein and Coleman have held leadership positions with investment firms and/or public companies and bring to Star Equity outside experience and expertise. Messrs. Eberwein and Coleman also have educational backgrounds in business. Mr. Eberwein has been named by the Corporate Governance Committee as a nominee for re-election to our Board of Directors at the Annual Meeting. The Board of Directors believes that the current leadership structure is appropriate because the role of Executive Chairman of the Board of Directors provides overall leadership and facilitates consistent and effective communication with operating company management teams, stockholders, clients, employees and with the independent directors, while the role of Chief Executive Officer is able to provide extensive day-to-day oversight of the Company’s business operations.
Board Meeting Attendance
Our Board of Directors held 30 in-person or telephonic meetings during 2023. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.

Director Independence
Our Board of Directors has determined that each of the director nominees standing for election, except Mr. Eberwein, are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions and Delinquent Section 16(a) Reports” below. The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.
Director Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend. All of our directors attended last year’s annual meeting, either in-person or telephonically.
Board Self-Assessments
Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.
Committees of the Board of Directors
Our Board of Directors currently has three standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Corporate Governance
Jennifer Palmer	X		X		X	(Chair)
Michael A. Cunnion					X
John W. Sayward	X	(Chair)	X
Todd Fruhbies	X		X		X
Louis Parks	X		X	(Chair)	X
Audit Committee. The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Exchange Act (the “Audit Committee”), consists of Ms. Palmer, Messrs. Fruhbies, Parks, and Sayward, with Mr. Sayward serving as chairman. The Audit Committee held six meetings during 2023. All members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Sayward, Mr. Fruhbies, Mr. Parks. and Ms. Palmer qualify as “audit committee financial experts” as defined in the rules and regulations established by the SEC. The Audit Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:
•Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;
•Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;
•Recommending to our Board of Directors the engagement of our independent registered public accounting firm;
•Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and
•Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

Compensation Committee. The Compensation Committee of the Board of Directors (the “Compensation Committee”) consists of Ms. Palmer, Messrs. Fruhbies, Sayward, and Parks with Mr. Parks serving as chairman. The Compensation Committee held six meetings during 2023. All members of the Compensation Committee are independent, as determined under the various Nasdaq, SEC and Internal Revenue Service qualification requirements. The Compensation Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:
•Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;
•Establishing appropriate incentives for officers, including the chief executive officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and
•Exercising authority under our employee benefit plans.
Corporate Governance Committee. The Corporate Governance Committee of the Board of Directors (the “Corporate Governance Committee”) consists of Ms. Palmer, Messrs. Cunnion, Fruhbies and Parks with Ms. Palmer serving as chairman. The Corporate Governance Committee held four meetings during 2023. All members of the Corporate Governance Committee are independent directors (as defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Corporate Governance Committee is governed by a written charter approved by our Board of Directors. A copy of the Corporate Governance Committee Charter can be found by clicking on the “Corporate Governance” link under the Investors tab on our website at www.starequity.com. The functions of this committee include, among other things:
•Reviewing and recommending nominees for election as directors;
•Assessing the performance of our Board of Directors;
•Developing guidelines for the composition of our Board of Directors;
•Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and
•Oversight of the Company compliance officer and compliance with the Company’s Code of Business Ethics and Conduct (the “Ethics Code”).

The Board of Directors’ Role in Risk Oversight
Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.
Communications with our Board of Directors
Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Star Equity Holdings, Inc., 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.

Code of Business Conduct and Ethics
We have established the Ethics Code that applies to all our officers, directors, employees and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the “Investor Relations” section of the Company’s website (www.starequity.com) under the tab “Governance Documents.”
Corporate Governance Documents Available Online
Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Corporate Governance Committee charter, and the Ethics Code, are available free of charge on the “Investor Relations” section of our website (www.starequity.com) under the tab “Governance Documents.” Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Star Equity Holdings, Inc., 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870.
Non-Employee Director Stock Ownership Policy
The Company has a policy that each non-employee director serving on the Board of Directors must beneficially own (on a cost basis) an amount of the Company’s common stock or common stock equivalents equal in value to at least 60% of his or her cash compensation received over the prior five years for service as a director of the Company. Until such non-employee director has achieved the level of stock ownership required by our Non-Employee Director Stock Ownership Policy, such non-employee director will be required to retain an amount of common stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the non-employee director by the Company. Non-employee directors are not required to purchase shares in the open market in order to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy.
Because non-employee directors must retain a percentage of net shares acquired from any Company equity awards until they satisfy the Non-Employee Director Stock Ownership Policy, there is no minimum time period required to achieve the guideline level of ownership required by this Non-Employee Director Stock Ownership Policy. Any non-employee director who does not comply with this Non-Employee Director Stock Ownership Policy will not be eligible for re-nomination as a director.
Hedging Policy
Our Board of Directors has adopted an insider trading policy which, in addition to setting forth prohibitions on insider trading, prohibits our employees, directors and certain consultants from engaging in short-term or speculative transactions with respect to our securities, including through the use of certain financial instruments or derivative transactions. Our insider trading policy prohibits trading in derivative securities related to our securities, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin and pledging our shares as collateral for a loan.
Director Term Limits
Our Board of Directors does not have a policy on term limits.

Committee Rotation Policy

Our Board of Directors adopted a board committee rotation policy pursuant to which the Corporate Governance Committee will consider our Board of Directors’ preference for rotating committee chairs and committee members at no longer than five-year intervals, including the chairman of the Board of Directors.
Board Diversity Matrix (As of August 29, 2024)

Board Size:
Total Number of Directors	7
Gender
	Female	Male
Directors	1	6
Number of Directors who identify in Any of the Categories Below:
White		7
Executive Officers
The names of our executive officers, their ages, their positions with Star Equity, and other biographical information as of August 29, 2024, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Jeffrey E. Eberwein	54	Director, Executive Chairman of the Board of Directors
Richard K. Coleman, Jr.	67	Chief Executive Officer and Director
David J. Noble	54	Chief Financial Officer
Thatcher Butcher	42	President of KBS Builders, Inc.
Jeffrey E. Eberwein. Mr. Eberwein’s full biographical information is provided below under the heading “Information about the Company’s Directors.”
Richard K. Coleman, Jr. was appointed as our Chief Executive Officer in April 2022. Prior to being appointed as our Chief Executive Officer, Mr. Coleman served as our Chief Operating Officer from January 2022 to March 2022. Mr. Coleman was formerly the President, Chief Executive Officer and director of Command Center, Inc., a provider of on-demand flexible employment solutions, from April 2018 to July 2019. He was also the Chairman of Hudson Global Inc., a global talent solutions company, from May 2014 to January 2022. He was the Principal Executive Officer of Crossroads Systems, Inc., a global provider of data archive solutions, from August 2017 to March 2018, and Chief Executive Officer from March 2013 to August 2017. Mr. Coleman began his career as an Air Force Telecommunications Officer managing Department of Defense R&D projects. He has also served as an adjunct professor for Regis University’s graduate management program and as a guest lecturer for Denver University’s Pioneer Leadership Program, focusing on leadership and ethics. Coleman holds a master’s degree in Business Administration from Golden Gate University and is a graduate of the United States Air Force Communications Systems Officer School. He holds a Bachelor of Science Degree from the United States Air Force Academy and also has completed leadership, technology, and marketing programs at Kansas University, UCLA, and Harvard Business School.
David J. Noble was appointed as our Chief Financial Officer in July 2019. Prior to being appointed as our Chief Financial Officer, Mr. Noble served as our Chief Operating Officer from September 2018 to January 2022 and as our Interim Chief Financial Officer from January 2019 to July 2019. Prior to joining the Company, Mr. Noble served as Managing Member of Noble Point LLC, a business and financial advisory firm. From July 2005 through September 2017, Mr. Noble was a senior investment banker at HSBC, serving as Managing Director & Head of Equity Capital Markets for the Americas for more than a decade. Prior to joining HSBC, Mr. Noble held various senior roles within Equity Capital Markets at Lehman Brothers, both in the U.S. and overseas, from August 1997 to July 2005. In his 20-year Wall Street career, Mr. Noble was involved in hundreds of equity transactions across a wide range of sectors, including healthcare, industrials, financial services, media, technology, and energy, among others. Mr. Noble earned a B.A. degree in Political Science from Yale University in 1992 and an M.B.A. in Finance from MIT’s Sloan School of Management in 1997.

Thatcher Butcher was appointed as President of KBS Builders, Inc. in May 2022. Prior to joining the Company, Mr. Butcher served as the General Manager, Mid-Atlantic Division at Anthony & Sylvan Pools from September 2018 to May 2022. Prior to that, Mr. Butcher worked as Truss and Engineered Lumber Division General Manager at TW Perry from December 2009 to September 2018. Prior to joining TW Perry, Mr. Butcher held various other positions with Rocky Top Building products and Best Building Components. Mr. Butcher studied Architectural Design & Building technology at the State University of New York and completed coursework in Architecture at Clemson University. He has also completed General Management and Leadership Development training at George Mason University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of August 29, 2024 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current named executive officers, (iii) each of our directors and director nominees, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Star Equity Holdings, Inc., 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870.
Percentage of beneficial ownership is calculated based on 3,230,168 shares of common stock outstanding as of August 29, 2024. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of August 29, 2024. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.
On June 12, 2024, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effect a reverse stock split of the Company’s common stock at a ratio of one-for-five (the “Reverse Split”). Unless otherwise specifically stated, all share numbers included in this Proxy Statement are after giving effect to the Reverse Split.

Named Executive Officers and Directors:	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Jeffrey E. Eberwein (1)	1,029,570	29.88%
Richard K. Coleman, Jr. (2)	43,247	1.34%
David J. Noble (3)	34,103	1.05%
Thatcher Butcher (4)	2,321	0.07%
John W. Sayward (5)	21,315	0.66%
Michael A. Cunnion (6)	24,194	0.75%
Louis Parks (7)	1,200	0.04%
Todd Fruhbies (8)	3,303	0.10%
Jennifer Palmer (9)	—	—
All Executive Officers and Directors as a group (9 persons) (10)	1,159,253	33.51%
____________________
* Indicates beneficial ownership of less than 1% of the outstanding common stock
(1)Includes (a) 814,570 shares of common stock held by Mr. Eberwein, and (b) 215,000 shares of common stock underlying warrants exercisable within 60 days of August 29, 2024.
(2)Includes (a) 36,567 shares of common stock held by Mr. Coleman, and (b) 6,680 shares underlying warrants exercisable within 60 days of August 29, 2024.
(3)Includes (a) 26,103 shares of common stock held by Mr. Noble and (b) 8,000 shares of common stock underlying warrants exercisable within 60 days of August 29, 2024.
(4)Includes (a) 2,321 shares of common stock held by Mr. Butcher.
(5)Includes 21,315 shares of common stock held by Mr. Sayward.
(6)Includes (a) 22,034 shares of common stock held by Mr. Cunnion, and (b) 2,160 shares of common stock underlying warrants exercisable within 60 days of August 29, 2024.
(7)Includes 1,200 shares of common stock held by Mr. Parks.
(8)Includes 3,303 shares of common stock held by Mr. Fruhbies.
(9)Includes no shares of common stock held by Ms. Palmer.
(10)Includes (a) 927,413 shares of common stock held by our 9 executive officers and directors and (b) 231,840 shares underlying warrants exercisable within 60 days of August 29, 2024.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of seven members. Upon the recommendation of the Corporate Governance Committee, our Board of Directors has nominated each of the following four persons to be elected to serve until the 2025 annual meeting of stockholders and until his successor is duly elected and qualified. Each of the nominees (i) either currently serves on our Board of Directors or as an executive officer; (ii) has consented to being named in this Proxy Statement; and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.
THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR THE FOUR NOMINEES LISTED BELOW
Nominees for Election to the Board of Directors

Name	Age	Position
Jeffrey E. Eberwein	54	Director, Executive Chairman of the Board
Todd Fruhbeis	56	Director
Jennifer Palmer	44	Director
Louis Parks	63	Director
The four nominees standing for election who receive the greatest number of votes cast at the Annual Meeting will be elected as directors.
Information about the Company’s Director Nominees
Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among any of our directors or executive officers. All ages are as of August 29, 2024.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Star Equity and our Board of Directors.

Jeffrey E. Eberwein	Age 54	Director since 2012
Chief Executive Officer of Hudson Global Inc. (“Hudson”) and Executive Chairman of Star Equity
Mr. Eberwein was elected Executive Chairman of the board of directors of the Company on January 1, 2021, after serving as Chairman of the board of directors since February 6, 2013. Mr. Eberwein has served as a director of Hudson since May 2014 and as its Chief Executive Officer since April 1, 2018. He has 25 years of Wall Street experience, and has valuable public company and financial expertise gained through his employment history and directorships. Prior to founding Lone Star Value Management, LLC (“LSVM”), a Connecticut-based investment firm he founded in 2013, Mr. Eberwein was a private investor and served as a portfolio manager at Soros Fund Management from 2009 to 2011 and Viking Global Investors from 2005 to 2008. LSVM was a wholly owned subsidiary of ATRM Holdings, Inc. (“ATRM”) when ATRM, a modular building company, was acquired by the Company on September 10, 2019 (the “ATRM Acquisition”). Previously, Mr. Eberwein served as chairman of the board of Ameri Holdings, Inc. from May 2015 to August 2018. Mr. Eberwein also previously served as a director of Novation Companies, Inc. from April 2015 to March 2018; Crossroads Systems, Inc. from June 2013 to May 2016; NTS, Inc. from December 2012 to June 2014; On Track Innovations Ltd. from 2012 to 2014; and Goldfield Corporation from 2012 to 2013. Mr. Eberwein earned an M.B.A. from The Wharton School, University of Pennsylvania and a B.B.A. with High Honors from The University of Texas at Austin.
We believe Mr. Eberwein’s expertise in finance and experience in the investment community, along with his extensive experience, qualifications, attributes and skills make him well qualified to serve as a director of our Company.

On February 14, 2017, the SEC issued an order (Securities Exchange Act Release No. 80038) (the “Order”) relating to allegations that certain groups of investors failed to properly disclose ownership information during a series of five campaigns to influence or exert control over micro-cap companies. The Order alleged violations of Section 13(d)(1) of the Exchange Act and Rule 13d-1 thereunder, Section 13(d)(2) of the Exchange Act and Rule 13d-2(a) thereunder and Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 thereunder by Mr. Eberwein and a hedge fund adviser headed by him, LSVM, a mutual fund adviser and another investor. Without admitting or denying the findings, they consented to the Order and agreed to cease and desist from committing any violations of the above-referenced Exchange Act provisions and civil penalties of $90 thousand for Mr. Eberwein, $120 thousand for LSVM, $180 thousand for the mutual fund advisor and $30 thousand for the other investor. On February 24, 2020, the SEC issued an order (Securities Exchange Act Release No. 5448) (the “Advisers Act Order”) relating to allegations, among other things, that LSVM failed to properly disclose certain specific transactions in advance and obtain client consent for these transactions prior to their completion and that LSVM failed to implement certain written policies and procedures. The Advisers Act Order alleged violations of Section 206(3) and 206(4) of the Investment Advisers Act of 1940 (“Advisers Act”) and Rule 206(4)-7 thereunder by Mr. Eberwein and LSVM. Without admitting or denying the findings, they consented to the Advisers Act Order and agreed to cease and desist from committing or causing any violations of the above-referenced Advisers Act provisions, for LSVM to be censured and to pay civil penalties of $25 thousand for Mr. Eberwein and $100 thousand for LSVM.

Todd Fruhbeis	Age 56	Director since 2024
Managing Member; Jackson House, LLC
Committees: Audit, Compensation, and Corporate Governance
Mr. Fruhbeis has over 25 years of capital markets experience. In 2005, he joined HSBC to establish and lead a multi-asset class structured investment product business for the Americas, which went on to become a leading issuer of structured debt in the US and the top-ranked US Structured Products business for many years, as measured by Greenwich Associates. While at HSBC, he also managed the US Institutional Equity Derivatives sales team. Prior to his work in capital markets, Mr. Fruhbeis was a senior financial analyst at Harvard University. Mr. Fruhbeis has been an active real estate investor for 15 years with interests in over 45 real estate partnerships and investments throughout the US. His current investment portfolio is diversified over multi-family, office, industrial, and hospitality assets. Mr. Fruhbeis earned a BBA in Finance from the University of Massachusetts summa cum laude in 1989, and an MBA in Finance from The Wharton School of the University of Pennsylvania in 1995.
We believe that Mr. Fruhbeis’ extensive business experience in various positions throughout the finance sector, coupled with his experience in the capital markets sector makes him well qualified to serve on our board of directors. His significant real estate investing experience and related client perspective provide insight to the Company specifically regarding Star’s Building Solutions businesses.

Jennifer Palmer	Age 44	Director since 2024
CEO, JPalmer Collective
Committees: Audit, Compensation, and Corporate Governance
Ms. Palmer has over 15 years of small-to-mid-size company banking experience. She is the Founder and CEO of JPalmer Collective, a firm specialized in funding high-growth companies including women-led companies and consumer brands with a special focus on sustainability and inclusivity. She was also recently President of the Secured Finance Network (SFNet), the leading trade organization in the commercial finance industry. Ms. Palmer was previously CEO of Gerber Finance, where she grew the firm’s asset-based lending portfolio by more than 140% and achieved the firm’s second most profitable year in its 25-year history amid the COVID-19 pandemic. Ms. Palmer holds a Bachelor of Arts degree from Marist College and a Doctor of Law degree from Fordham University School of Law.
We believe that Ms. Palmer’s extensive business experience in various positions throughout the finance sector makes her well qualified to serve on our board of directors. Ms. Palmer brings to Star’s Board a deep knowledge of, and connections to, financing solutions for Star’s businesses and clients.

Louis Parks	Age 63	Director since 2024
CFO and COO, Tyro Capital Management LLC
Committees: Audit, Compensation (Chairman), and Corporate Governance
Mr. Parks has over 35 years of investment management and board experience. Mr. Parks is currently Managing Member, COO & CFO at Tyro Capital Management LLC, an equity hedge fund with over $200 million in assets under management and a value-based investment approach. He is also a partner at Metropolitan Business Funding LLC, a firm that provides merchant cash advances for small businesses throughout the United States. Previously, he was COO and CCO of Krensavage Asset Management LLC, Senior Managing Director & Head of Equities at CL King & Associates, and Senior Managing Director & Head of Equity Trading at Raymond James Financial. Mr. Parks currently serves on the boards of Sunroof Software Inc., an innovative SaaS solution for optimizing customer experience, and Reliability Inc., a provider of staffing solutions for a variety of industries. Mr. Parks holds Bachelor of Arts degrees from New York University and Columbia University, a Master of Arts degree from Columbia University, and a Master of Business Administration degree from Columbia Business School.
We believe that Mr. Park’s extensive business experience in various positions throughout the investment management and finance sector makes him well qualified to serve on our board of directors. Mr. Parks brings significant sales, operations, and business building expertise to Star’s Board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD (PROPOSAL 1).

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to Star Equity’s audited financial statements for the year ended December 31, 2023.
The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Star Equity’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.starequity.com. The Audit Committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the Nasdaq listing standards.
The Audit Committee met on six occasions in 2023. The Audit Committee met privately in executive session with its independent registered public accounting firm as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Star Equity throughout the year.
In accordance with the Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by Star Equity’s independent auditors, Wolf & Company, P.C. (“Wolf”). Pre-approval is required for audit services, audit-related services, tax services and other services.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with the Company’s management and Wolf, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Wolf the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received and reviewed the written disclosures and the letter from Wolf required by applicable requirements of the PCAOB regarding Wolf’s communications with the Audit Committee concerning independence, and has discussed with Wolf its independence from the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the 2023 Annual Report for filing with the SEC.

AUDIT COMMITTEE

John W. Sayward, Chairman
Todd Fruhbeis
Louis Parks
Jennifer Palmer

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee recommended, and the Board of Directors approved, the appointment of Wolf & Company, P.C. (“Wolf”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024, after considering carefully their qualifications and ability to service the needs of the Company and its stockholders. While it is not required to do so, the Audit Committee is submitting to stockholders for ratification the selection of Wolf as the Company’s independent registered public accounting firm for the year ending December 31, 2024. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our stockholders.
Representatives of Wolf will attend the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Information Regarding Prior Independent Auditor
On June 14, 2022, the Audit Committee of the Board of Directors of the Company approved the engagement of Wolf as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, effective immediately, and dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm.
BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim periods through June 9, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
During the period from January 1 through December 31, 2021, the Company did not consult Wolf with respect to (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Wolf concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Principal Accounting Fees
The following tables present fees billed for professional audit services rendered by Wolf and BDO for the audit of our annual financial statements for the fiscal years ended December 31, 2023 and December 31, 2022, and fees billed for other services rendered by Wolf and BDO during those periods.
The following table sets forth the aggregate accounting fees paid by us to Wolf for the fiscal years ended December 31, 2023 and December 31, 2022.

	For the years ended December 31
Type of Fee	2023	2022
	(in thousands)
Audit Fees	$548	$515
Audit-Related Fees	—	15
Tax Fees	—	—
Totals	$548	$530
The below fees were paid to BDO for the fiscal year ended December 31, 2022.

For the years ended December 31
Type of Fee	2022
(in thousands)
Audit Fees	$315
Audit-Related Fees	42
Tax Fees	245
All Other Fees	—
Totals	$602
No other accounting firm was retained to perform the identified accounting work for us. All non-audit related services in the tables above were pre-approved and/or ratified by the Audit Committee.
Types of Fees Explanation
Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements, as well as fees associated with consents for registration statement filings.
Audit-Related Fees. These fees relate to professional services not included in the Audit Fees category and include professional services related to entering into other advisory services. There were no Audit-Related Fees billed for fiscal years ended December 31, 2023 and 2022.
Tax Fees. These fees were billed to us for professional services relating to tax compliance, tax advice and tax planning.
All Other Fees. There were no other fees billed by Wolf or BDO for the years 2023 and 2022 for products and services.
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm
The Audit Committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the Audit Committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.
Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the Audit Committee regarding the scope and fees for professional services provided under the pre-approval.
With respect to the professional services rendered, the Audit Committee had determined that the rendering of all non-audit services by our independent registered public accounting firm were compatible with maintaining the auditor’s independence and had pre-approved all such services.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 (PROPOSAL 2).

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2023 and 2022 by (i) our principal executive officer, (ii) our two other most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2023, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended December 31, 2022 (the “named executive officers”).

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($) (4)	Total ($)
Richard K. Coleman, Jr.*	2023	400,000	185,000	74,000	—	2,500	661,500
Chief Executive Officer	2022	382,773	—	100,001	—	2,500	485,274
David J. Noble	2023	325,000	125,000	50,000	—	4,000	504,000
Chief Financial Officer	2022	322,503	78,000	—	—	3,500	404,003
Thatcher Butcher	2023	250,016	106,731	21,347	—	1,017	379,111
President of KBS Builders	2022	158,664	500	—	—	1,017	160,181
* Effective April 1, 2022, Richard K. Coleman, Jr. was appointed as the Company’s Chief Executive Officer.
(1)The base salary for each executive is initially established through negotiation at the time the executive is hired, and year to year adjustments taking into account attributes and factors described below in the Narrative Disclosure to Summary Compensation Table. Based on the factors discussed above, 2023 base salaries were as follows: Mr. Coleman’s 2023 base salary was set at $400,000, which has not been adjusted since it was initially set in April 2022; the total for 2023 was $400,000; Mr. Noble’s 2023 base salary was set at $325,000, which was initially set at $300,000 from his last adjustment in 2018; the total for 2023 was $325,000; Mr. Butcher’s 2023 base salary was initially set at $250,000, which has not been adjusted since it was initially set in April 2022, the total for 2023 was $250,016. The differences between base and actual salary are due to pay period timing differences at year end.
(2)The executive incentive plan, which provides for bonuses at the completion of each fiscal year, is described below in the Narrative Disclosure to Summary Compensation Table.
(3)Represents full fair value at grant date of restricted stock units (“RSUs”), including the stock awards with performance conditions (“PSUs”) described below, representing the right to receive, at settlement, common stock of the Company, granted to our named executive officers, computed in accordance with FASB ASC Topic 718, Stock Compensation. The full grant date fair value of an equity award is the maximum value that may be received over the vesting period if all vesting conditions are satisfied, as discussed further below. Thus, there is no assurance that the value, if any, eventually received by our executive officers will correspond to the amount shown. For information regarding assumptions made in connection with this valuation, please see Note 11. Share-Based Compensation within our consolidated financial statements found in our 2023 Annual Report .
(4)Amounts shown for 2023 and 2022 include up to $2,500 matching contributions to the executives’ 401(k) retirement plans and up to a $1,500 annual company contribution to the executive’s Health Saving Account plans.
Narrative Disclosure to Summary Compensation Table
Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within the industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on the Company’s business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.
When determining the base salary component of executive compensation for 2023, the Compensation Committee considered the achievements of the executives in 2022 based on actual financial performance of the business and achievement of the goals set by the Board of Directors for the individual executive, the fiscal 2023 budget and financial performance expectations, and the totality of all compensation components. After due consideration, the Compensation Committee set compensation as reflected in the Summary Compensation Table above.

Annual Incentive Bonus. Payments under the Company’s executive bonus plan are based on achieving clearly defined, short-term goals, with the 2023 Annual Plan (described below). We believe that such bonuses provide incentive to achieve goals that the Company aligns with its stockholders’ interests by measuring the achievement of these goals, whenever possible, in terms of revenue, income or other financial objectives. In setting bonus levels, the Company reviews its annual business plan and financial performance objectives. After estimating the likely financial results of the business plan as submitted by management and approved by the Board of Directors, the Company sets financial threshold goals based on those estimated results primarily in terms of EBITDA. The Company sets the minimum performance thresholds that must be reached before any bonus is paid at levels that will take significant effort and skill to achieve. An executive officer’s failure to meet some or all of these personal goals can affect his or her bonus amount. The Company believes that offering significant potential income in the form of bonuses allows the Company to attract and retain executives and to align their interests with those of the Company’s stockholders.
Fiscal Year 2023. In July 2023, the Company approved and adopted the fiscal year 2023 Executive Incentive Plan (“2023 Annual Plan”) for executive officers. Due to the changing nature of the Company’s business following the sale of Digirad, the 2023 Annual Plan challenged the Company’s executive team to achieve the company’s financial objectives and develop a platform for future organic growth and acquisitions. Actual cash bonus payments under the plan were based on a combination of corporate, team, and individual performance against pre-defined objectives with final payments determined by the Compensation Committee. The actual cash bonuses paid in 2024 for 2023 performance for the achievement of such objectives were determined by the Compensation Committee in 2024.
The cash bonus amounts under the 2023 Annual Plan were as follows.

Name and Principal Position	Percentage of Base Salary	Bonus Payout
Richard K. Coleman, Jr.*	50%	$200,000
David J. Noble, Chief Financial Officer	50%	$162,500
Thatcher Butcher, President of KBS Builders	47%	$117,150
* Effective April 1, 2022, Richard K. Coleman, Jr. was appointed as the Company’s Chief Executive Officer.
Equity Grants
In connection with the payments associated with the 2022 Annual Plan, the Compensation Committee determined, as part of a long-term retention mechanism and to incentivize the executive officers to increase the Company’s stockholder value, to award RSUs effective on March 1, 2023 and July 27, 2023 (the “2023 Grant Dates”) to Messrs. Butcher, Coleman, and Noble.
The RSUs granted to each of Messrs. Coleman, Noble and Butcher vest over three years in three equal installments, with each such installment vesting on each anniversary of the 2023 Grant Dates. The RSU grants to Messrs. Coleman, Noble and Butcher were made pursuant to and subject to the terms of the 2022 Annual Plan, the Company’s 2018 Incentive Plan, and the respective award agreement that sets forth the terms of the respective awards.

Name and Principal Position	Cash Value of the Restricted Stock Units Granted
Richard K. Coleman, Jr., Chief Executive Officer*	$74,000
David J. Noble, Chief Financial Officer	$50,000
Thatcher Butcher, President of KBS Builders	$21,347
* Effective April 1, 2022, Richard K. Coleman, Jr. was appointed as the Company’s Chief Executive Officer.
Other Compensation
The Company currently maintains benefits for executive officers, that include medical, dental, vision and life insurance coverage and the ability to contribute to a 401(k) retirement plan; however, the Compensation Committee in its discretion may revise, amend or add to the officer's executive benefits if it deems it advisable. The benefits currently available to the executive officers are also available to other employees.

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2023, including the value of the stock awards.

Name			Option Awards				Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard K. Coleman, Jr.	1/1/2022	(1)	—	—	—	—	5,229	26,788
	7/27/2023	(1)	—	—	—	—	15,155	79,562

David J. Noble	8/23/2021	(1)	—	—	—	—	1,666	8,750
	7/27/2023	(1)	—	—	—	—	10,240	53,758

Thatcher Butcher	3/1/2023	(1)	—	—	—	—	5,144	27,005

(1)33-1/3% of the units vest annually on the anniversary of the grant date over a three-year period..
Potential Payments Upon Termination or Change of Control
Richard K. Coleman, Jr.
On December 16, 2021, the Company hired Richard K. Coleman, Jr. to serve as the Company’s Chief Operating Officer, effective January 1, 2022. Effective April 1, 2022, the Company entered into an amended employment agreement with Mr. Coleman (the “Coleman Employment Agreement”), pursuant to which Mr. Coleman serves as Chief Executive Officer of the Company.
Pursuant to the Coleman Employment Agreement, Mr. Coleman can be terminated for “cause,” upon death, upon disability and without “cause.” Under the Coleman Employment Agreement, termination for “cause” generally means the termination of Mr. Coleman’s employment by reason of: (A) the willful failure of Mr. Coleman to perform his duties and obligations in any material respect (other than any failure resulting from his disability), (B) intentional acts of dishonesty or willful misconduct by Mr. Coleman with respect to the Company, (C) arrest or conviction of a felony or violation of any law involving dishonesty, disloyalty, moral turpitude, or fraud, or entry of a plea of guilty or nolo contendere to such charge, (D) Mr. Coleman’s commission at any time of any act of fraud, embezzlement or willful misappropriation of material Company property, (E) repeated refusal to perform the reasonable and legal instructions of the board of directors, (F) willful and material breach of his obligations under any material agreement entered into between Mr. Coleman and the Company or any of its affiliates, or willful and material breach of the Company’s polices or procedures which causes material damage to the Company, its business or reputation, provided that for subsections (A), (E), and (F), if the breach reasonably may be cured, Mr. Coleman has been given at least thirty (30) days after his receipt of written notice of such breach from the Company to cure such breach. Termination without “cause” means termination for any reason other than death, disability, for “cause,” or for no reason at all, upon sixty (60) days’ written notice.
The Coleman Employment Agreement provides for termination of Mr. Coleman’s employment upon his election by voluntary resignation or termination for good reason. Termination by voluntary resignation means Mr. Coleman can terminate his employment with the Company at any time and for any reason whatsoever or for no reason at all in his sole discretion upon giving sixty (60) days’ written notice. A termination for good reason means Mr. Coleman can terminate his employment with the Company pursuant to the occurrence of any of the following events: (i) any material diminution in his authority, duties and responsibilities, (ii) any material reduction of his base salary, aggregate incentive compensation opportunities or aggregate benefits, unless such changes are applied to all members of the Company’s leadership team and amount to less than a 10% reduction in total, or (iii) a material breach by the Company of the Coleman Employment Agreement. In addition, either the Company or Mr. Coleman can deliver to the other party a written notice of non-renewal at least sixty (60) days prior to the applicable renewal date of the Coleman Employment Agreement.

In the event Mr. Coleman voluntarily resigns, is terminated for “cause,” is terminated upon death, or is terminated upon disability, he would be entitled to receive: (i) his then current salary accrued up to and including the date of termination or resignation, (ii) unreimbursed expenses, and (iii) any vested payment or accrued benefits under any equity or Company benefit plan (the “Coleman Accrued Obligations”). All RSU awards under the Coleman Employment Agreement vest one-third on each of the first, second and third anniversaries of the grant date.
In the event Mr. Coleman terminates his employment for good reason, his employment is terminated without “cause,” or his employment is terminated by delivery of a non-renewal notice by the Company, he would be entitled to receive: (i) the Coleman Accrued Obligations (described above), (ii) a target bonus based on the target bonus metrics used to determine actual performance at the end of the fiscal year, but prorated to reflect the number of full months worked during the fiscal year, (iii) immediate vesting of any RSUs awarded under the Coleman Employment Agreement for which the performance period has not been completed as of the date of termination based on the level of achievement of the performance goals at the end of the performance period, but pro-rated based on the number of full months worked during the performance period, and (iv) immediate vesting of any RSUs awarded under the Coleman Employment Agreement which are outstanding as of the date of termination. Notwithstanding the foregoing, if within twelve (12) months following a change of control (as defined in the Coleman Employment Agreement), the Company terminates Mr. Coleman’s employment without “cause,” he resigns from his employment with good reason, or his employment terminates due to Company’s delivery of a non-renewal notice, then the bonus payment under (ii) above shall equal the equivalent of his target bonus without proration and, in addition to (iii) and (iv) above, he shall receive (v) twelve months of his then-current base salary.
David J. Noble
On October 31, 2018, the Company entered into an employment agreement with David J. Noble, which was amended and restated on December 22, 2021 (the “Noble Employment Agreement”). On this same date, Mr. Noble agreed to relinquish the role of Chief Operating Officer, while retaining the position of Chief Financial Officer effective January 1, 2022.
Pursuant to the Noble Employment Agreement, Mr. Noble can be terminated for “cause,” upon death, upon disability and without “cause.” Under the Noble Employment Agreement, termination for “cause” generally means the termination of Mr. Noble’s employment by reason of: (A) the willful failure of Mr. Noble to perform his duties and obligations in any material respect (other than any failure resulting from his disability), (B) intentional acts of dishonesty or willful misconduct by Mr. Noble with respect to the Company, (C) arrest or conviction of a felony or violation of any law involving dishonesty, disloyalty, moral turpitude, or fraud, or entry of a plea of guilty or nolo contendere to such charge, (D) Mr. Noble’s commission at any time of any act of fraud, embezzlement or willful misappropriation of material Company property, (E) repeated refusal to perform the reasonable and legal instructions of the board of directors, (F) willful and material breach of his obligations under any material agreement entered into between Mr. Noble and the Company or any of its affiliates, or willful and material breach of the Company’s polices or procedures which causes material damage to the Company, its business or reputation, provided that for subsections (A), (E), and (F), if the breach reasonably may be cured, Mr. Noble has been given at least thirty (30) days after his receipt of written notice of such breach from the Company to cure such breach. Termination without “cause” means termination for any reason other than death, disability, for “cause,” or for no reason at all, upon sixty (60) days’ written notice.
The Noble Employment Agreement provides for termination of Mr. Noble’s employment upon his election by voluntary resignation or termination for good reason. Termination by voluntary resignation means Mr. Noble can terminate his employment with the Company at any time and for any reason whatsoever or for no reason at all in his sole discretion upon giving sixty (60) days’ written notice. A termination for good reason means Mr. Noble can terminate his employment with the Company pursuant to the occurrence of any of the following events: (i) any material diminution in his authority, duties and responsibilities, (ii) any material reduction of his base salary, aggregate incentive compensation opportunities or aggregate benefits, unless such changes are applied to all members of the Company’s leadership team and amount to less than a 10% reduction in total, or (iii) a material breach by the Company of the Noble Employment Agreement. In addition, either the Company or Mr. Noble can deliver to the other party a written notice of non-renewal at least sixty (60) days prior to the applicable renewal date of the Noble Employment Agreement.
In the event Mr. Noble voluntarily resigns, is terminated for “cause,” is terminated upon death, or is terminated upon disability, he would be entitled to receive: (i) his then current salary accrued up to and including the date of termination or resignation, (ii) unreimbursed expenses, and (iii) any vested payment or accrued benefits under any equity or Company benefit plan (the “Noble Accrued Obligations”). In March 2021, Mr. Noble agreed by letter that all future RSU awards under the Noble Employment Agreement would vest one-third on each of the first, second and third anniversaries of the grant date

In the event Mr. Noble terminates his employment for good reason, his employment is terminated without “cause,” or his employment is terminated by delivery of a non-renewal notice by the Company, he would be entitled to receive: (i) the Noble Accrued Obligations (described above), (ii) a target bonus based on the target bonus metrics used to determine actual performance at the end of the fiscal year, but prorated to reflect the number of full months worked during the fiscal year, (iii) immediate vesting of any RSUs awarded under the Noble Employment Agreement for which the performance period has not been completed as of the date of termination based on the level of achievement of the performance goals at the end of the performance period, but pro-rated based on the number of full months worked during the performance period, and (iv) immediate vesting of any RSUs awarded under the Noble Employment Agreement which are outstanding as of the date of termination. Notwithstanding the foregoing, if within twelve (12) months following a change of control (as defined in the Noble Employment Agreement), the Company terminates Mr. Noble’s employment without “cause,” he resigns from his employment with good reason, or his employment terminates due to Company’s delivery of a non-renewal notice, then the bonus payment under (ii) above shall equal the equivalent of his target bonus without proration and, in addition to (iii) and (iv) above, he shall receive (v) twelve months of his then-current base salary.
If Mr. Noble’s employment was terminated in connection with a change of control as of December 31, 2023, he would have been entitled to receive: (i) a cash payment in the amount of $325,000, (ii) and immediate vesting of certain equity awards.
Thatcher Butcher
On April 19, 2022, the Company entered into an employment agreement with Thatcher Butcher (the “Butcher Employment Agreement”), pursuant to which Mr. Butcher serves as “President - KBS Builders, Inc.” Pursuant to the Butcher Employment Agreement, Mr. Butcher can be terminated for “cause,” upon death, upon disability and without “cause.” Under the Butcher Employment Agreement, termination for “cause” generally means the termination of Mr. Butcher’s employment by reason of: (A) the willful failure of Mr. Butcher to perform his duties and obligations in any material respect (other than any failure resulting from his disability), (B) intentional acts of dishonesty or willful misconduct by Mr. Butcher with respect to the Company, (C) arrest or conviction of a felony or violation of any law involving dishonesty, disloyalty, moral turpitude, or fraud, or entry of a plea of guilty or nolo contendere to such charge, (D) Mr. Butcher’s commission at any time of any act of fraud, embezzlement or willful misappropriation of material Company property, (E) repeated refusal to perform the reasonable and legal instructions of the board of directors, (F) willful and material breach of his obligations under any material agreement entered into between Mr. Butcher and the Company or any of its affiliates, or willful and material breach of the Company’s polices or procedures which causes material damage to the Company, its business or reputation, provided that for subsections (A), (E), and (F), if the breach reasonably may be cured, Mr. Butcher has been given at least thirty (30) days after his receipt of written notice of such breach from the Company to cure such breach. Termination without “cause” means termination for any reason other than death, disability, for “cause,” or for no reason at all, upon sixty (60) days’ written notice.
The Butcher Employment Agreement provides for termination of Mr. Butcher’s employment upon his election by voluntary resignation or termination for good reason. Termination by voluntary resignation means Mr. Butcher can terminate his employment with the Company at any time and for any reason whatsoever or for no reason at all in his sole discretion upon giving sixty (60) days’ written notice. A termination for good reason means Mr. Butcher can terminate his employment with the Company pursuant to the occurrence of any of the following events: (i) any material diminution in his authority, duties and responsibilities, (ii) any material reduction of his base salary, aggregate incentive compensation opportunities or aggregate benefits, unless such changes are applied to all members of the Company’s leadership team and amount to less than a 10% reduction in total, or (iii) a material breach by the Company of the Butcher Employment Agreement. In addition, either the Company or Mr. Butcher can deliver to the other party a written notice of non-renewal at least sixty (60) days prior to the applicable renewal date of the Butcher Employment Agreement.
In the event Mr. Butcher voluntarily resigns, is terminated for “cause,” is terminated upon death, or is terminated upon disability, he would be entitled to receive: (i) his then current salary accrued up to and including the date of termination or resignation, (ii) unreimbursed expenses, and (iii) any vested payment or accrued benefits under any equity or Company benefit plan (the “Butcher Accrued Obligations”).
In the event Mr. Butcher terminates his employment for good reason, his employment is terminated without “cause,” or his employment is terminated by delivery of a non-renewal notice by the Company, he would be entitled to receive: (i) the Butcher Accrued Obligations (described above), (ii) a target bonus based on the target bonus metrics used to determine actual performance at the end of the fiscal year, but prorated to reflect the number of full months worked during the fiscal year, (iii) salary continuation for a period of six months in accordance with the Company’s then established payroll practices, provided that payments of the consideration in (ii) and (iii) are subject to Mr. Butcher’s execution and delivery of a customary general release (that is no longer subject to revocation under applicable law) of the Company, its parents, subsidiaries and affiliates and each of their respective officers, directors, employees, agents, successors and assigns.

Equity Awards
The equity agreements of our named executive officers provide that, in case of a change of control of the Company, all equity instruments then outstanding but neither assumed nor replaced by the successor entity shall vest immediately upon the change of control event. Further, if an executive’s employment is terminated without cause within twelve (12) months of the change of control, all equity instruments then outstanding, either assumed or replaced, shall become fully vested at the time of termination. As of December 31, 2023, the value of the equity instruments of our named executive officers that would accelerate upon (i) termination without cause within twelve (12) months of a change of control in which stock options and restricted stock units are assumed or replaced by the successor entity, or (ii) a change of control in which the outstanding stock options and restricted stock units are neither assumed or replaced by the successor entity, would be as follows based on the difference between the closing price on the last trading day of the year of $5.25 per share and the exercise price of the respective options, and with regard to restricted stock units, based solely on the closing price on the last trading day of the year of $5.25:

Name	Stock Award Value as of December 31, 2023
Richard K. Coleman, Jr.	$107,016
David J. Noble	$62,508
Thatcher Butcher	$27,005

Securities Authorized for Issuance Under Equity Compensation Plans

	Equity Compensation Plan Information
	As of December 31, 2023
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Plan Category	(a)		(b)(2)	(c)
Equity compensation plans approved by security holders	81,100	(1)	$256.00	714,242	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	81,100		$256.00	714,242

(1)This amount includes the following:
•383 shares issuable upon the exercise of outstanding stock options under the Company’s 2014 Equity Incentive Award Plan (the “2014 Incentive Plan”), with a weighted-average exercise price of $256.00.
•80,717 RSUs granted under the 2014 Incentive Plan and 2018 Incentive Plan.
(2)The 2014 Incentive Plan and 2018 Incentive Plan RSUs and PSUs have been excluded from the computation of the weighted-average exercise price since these awards have no exercise price.
(3)This amount represents the number of shares available for issuance pursuant to stock options and other awards that could be granted in the future under the 2018 Incentive Plan, as amended May 31, 2022 in order to increase the number of shares authorized for issuance thereunder. The 2018 Incentive Plan allows for issuance of up to the sum of (i) 220,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of April 27, 2018, plus (iii) the number of shares that, after April 27, 2018, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares (the shares described in clauses (ii) and (iii) of this sentence, the “Carryover Shares”). As of December 31, 2023, there were 12,829 Carryover Shares.

COMPENSATION OF DIRECTORS
Annual Retainer
Non-employee members of our Board of Directors are paid an annual retainer for their service, with additional compensation for being the chairperson of the Board of Directors, serving on a committee of the Board of Directors and chairing a committee of the Board of Directors. Payments are made quarterly.
The compensation paid to the members of the Board of Directors is indicated in the chart below:

2023 Director Cash Compensation
Director Annual Retainer (all) (1)	$72,000
Additional Annual Retainer to Executive Chairperson	$100,000
Additional Annual Retainer to Audit Committee Chairperson	$25,000
Additional Annual Retainer to Compensation Committee Chairperson	$15,000
Additional Annual Retainer to Corporate Governance Committee Chairperson	$10,000
Additional Annual Retainer to Audit Committee Member	$5,000
Additional Annual Retainer to Compensation Committee Member	$5,000
Additional Annual Retainer to Corporate Governance Committee Member	$5,000
(1) In August 2023, the Compensation Committee of our board of directors elected to pay compensation to Directors in both cash and RSUs.
For the sake of clarity, in the fiscal year ended December 31, 2023, each of the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Strategic Advisory Committee chairpersons only received an amount equal to the chairperson fee set forth in the table above and not the chairperson fee plus the member fee.
Equity Compensation
Equity compensation awards, and the amount of such awards, to non-employee members of our board of directors are at the discretion of the Compensation Committee of our board of directors. Historically, such awards have been in the form of RSUs and the Compensation Committee generally set the amount of those awards at a fair market value equal to the annual cash retainer received by non-employee members of our board of directors (the “Retainer Awards”). We believe that equity compensation helps to further align the interests of our directors with those of our stockholders because the value of directors’ share ownership will rise and fall with that of our other stockholders. Since March 2021, the Compensation Committee has provided for the board retainer to be paid through quarterly awards of RSUs having a fair market value (as defined in the 2023 Annual Plan) of $18,000 each. Due to the limitation in the RSUs available for issuance, in August 2022, the Compensation Committee elected to temporarily suspend all RSU compensation and to provide compensation to all Directors in cash. Beginning with the second quarter of 2023, the Compensation Committee determined to begin paying equity compensation awards partially in RSUs and partially in cash.
Director Compensation Table
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2023.

Name	Fees Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Jeffrey E. Eberwein	$129,800	$17,200	$—	$147,000
John W. Gildea	78,300	8,700	—	87,000
Michael A. Cunnion	87,300	9,700	—	97,000
John W. Sayward	91,800	10,200	—	102,000
Mitchell I. Quain	73,800	8,200	—	82,000
____________________
(1)Represents full fair value at grant date of RSUs granted to our directors, computed in accordance with FASB ASC Topic 718.

PAY VERSUS PERFORMANCE
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the fiscal years ending December 31, 2023, 2022 and 2021, as such compensation relates to our financial performance for each such fiscal year.

	Jeffrey E. Eberwein		Richard K. Coleman, Jr.				Value of Initial Fixed $100 Investment(4) Based on:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)(2)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEO's(3)	Average Compensation Actually Paid to Non-PEO NEO's(1)(3)	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income (in thousands)	Company - Selected Measure
2023	$147,000	$—	$661,500	$587,500	$441,556	$405,882	$105	*	$25,132	*
2022	$179,500	$36,000	$485,274	$385,273	$282,092	$282,092	$85	*	$(5,252)	*
2021	$78,000	$—	N/A	N/A	$322,924	$431,887	$100	*	$(2,983)	*
* Not required for smaller reporting companies
(1)    Compensation actually paid is defined in Item 402(v)(2)(iii) of Regulation S-K. This table details the applicable adjustments that were made to determine compensation actually paid.
(2)    During 2021 through March 31, 2022, our PEO was Jeffrey E. Eberwein, and Richard K. Coleman, Jr. was appointed as Chief Executive Officer and PEO effective as of April 1, 2022.
(3)    The non-PEO NEOs in the 2023 reporting year were David J. Noble and Thatcher Butcher. The non-PEO NEOs in the 2022 reporting year were David J. Noble and Martin Shirley. The non-PEO NEOs in the 2021 reporting year were David J. Noble and Matthew G. Molchan.
(4)    Total Shareholder Return assumes $100 was invested on December 31, 2021.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in “Executive Compensation” above, the Company’s executive compensation practices reflect a comprehensive assessment of several compensation components, including actual financial performance of the business. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table. The following charts set forth the relationship between compensation actually paid and the Company’s cumulative TSR and between compensation actually paid and the Company’s net income.

PROPOSAL 3:

ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote, commonly referred to as “say-on-pay,” is advisory, and not binding on our Company, it will provide information to our management and the Compensation Committee regarding investor opinion about our executive compensation practices and policies, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2024 and beyond.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (PROPOSAL 3).

PROPOSAL 4:
APPROVAL OF AMENDMENTS TO THE STAR EQUITY HOLDINGS, INC. 2018 INCENTIVE PLAN
Our Board of Directors has unanimously adopted, and is submitting for stockholder approval, certain amendments to the 2018 Incentive Plan. The 2018 Incentive Plan was originally approved by our stockholders on April 27, 2018 (the “Effective Date”) and certain amendments to the 2018 Incentive Plan were approved by our stockholders on July 31, 2020, on May 31, 2022, and on June 20, 2023. The Board of Directors believes that the success of the Company is largely dependent on its ability to attract, retain and motivate highly-qualified employees and non-employee directors, and that by continuing to offer them the opportunity to acquire or increase their proprietary interest in the Company, the Company will enhance its ability to attract, retain and motivate such persons. Further, the Company strongly believes in aligning the interests of its directors, employees (especially its executive officers) and consultants with those of its stockholders. Past grants received by our executive officers and directors under the 2018 Incentive Plan during 2022 and 2023 fiscal years are set forth above in the sections titled “Executive Compensation” and “Compensation of Directors” respectively.
The purpose of amending the 2018 Incentive Plan, as more fully described below, is to: (i) increase by 100,000 the number of shares issuable under the 2018 Incentive Plan, (ii) to add 150,000 shares of Series A Cumulative Perpetual Preferred Stock, par value $.0001 per share, as an additional class of capital stock under the 2018 Incentive Plan, and (iii) to make additional related revisions.
When the 2018 Incentive Plan was originally adopted, the shares of our common stock authorized for issuance thereunder consisted of: (i) 30,000 shares of common stock (after giving effect to the Reverse Split) plus (ii) the number of shares of common stock of the Company which remained available for grants of options or other awards under the Company’s 2014 Equity Incentive Plan (the “Prior Plan”) as of the Effective Date, plus (iii) the number of shares of common stock that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares (the “Prior Plan Shares”). On July 31, 2020, our stockholders approved an amendment to the 2018 Incentive Plan that increased the number of shares of our common stock subject to the 2018 Incentive Plan to 90,000 shares (after giving effect to the Reverse Split) plus the Prior Plan Shares. On May 31, 2022, our stockholders approved an amendment to the 2018 Incentive Plan that increased the number of shares of our common stock subject to the 2018 Incentive Plan to 160,000 shares (after giving effect to the Reverse Split) plus the Prior Plan Shares. On June 20, 2023 our stockholders approved an amendment to the 2018 Incentive Plan that increased the number of shares of our common stock subject to the 2018 Incentive Plan to 220,000 shares (after giving effect to the Reverse Split) plus the Prior Plan Shares.
As of August 29, 2024, there were 3,230,168 shares of our common stock issued and outstanding and there were 523 shares of our common stock available for issuance under the 2018 Incentive Plan. Accordingly, our Board of Directors has

determined that there are not sufficient shares of common stock available under the 2018 Incentive Plan to support the Company’s intended compensation programs over the next several years.
Accordingly, on August 29, 2024, subject to stockholder approval, our Board of Directors approved the 2018 Incentive Plan Amendments described in this Proposal 4, and our Board of Directors is now submitting the 2018 Incentive Plan Amendments, as reflected in the amended 2018 Incentive Plan attached to this Proxy Statement as Appendix A (as so amended, the “Amended Plan”) for stockholder approval. As proposed for approval, the 2018 Incentive Plan Amendments, as set forth in the Amended Plan, will increase the number of shares of our common stock subject to the 2018 Incentive Plan from 220,000 shares (after giving effect to the Reverse Split) plus the Prior Plan Shares, to 320,000 shares plus the Prior Plan Shares. As described more fully below, we consider the 2018 Incentive Plan Amendments to be a key component of our compensation structure.
The closing sale price of our common stock quoted on the Nasdaq on August 29, 2024, was $4.30 per share.

Description of the 2018 Incentive Plan Amendments

The following is a summary of the 2018 Incentive Plan Amendments, as reflected in the Amended Plan.
•The definition of “Award” in the 2018 Incentive Plan is amended to add:
•“Awards may apply to shares of either Common Stock or Preferred Stock, as determined by the Committee and documented in the applicable Award Agreement.”
•The definition of “Shares” or “Stock” in the 2018 Incentive Plan is amended as follows:
•(an)    “Shares” or “Stock” means the shares of Common Stock or Preferred Stock of the Company., as further defined below. References in the Plan and Award Agreements to Shares or Stock shall refer to Common Stock, Preferred Stock, or both, as appropriate, based on the context.
(i) “Common Stock” means shares of common stock, par value $0.001 per share, of the Company.
(ii) “Preferred Stock” means shares of 10% Series A Cumulative Perpetual Preferred Stock, par value $.0001 per share, of the Company.
•Section 4.1 of the 2018 Incentive Plan is amended as follows:
(a) By deleting the number “220,000” from clause (i) of the first sentence and replacing it with the number “320,000”(in each case, after giving effect to the Company’s Reverse Split).
(b) By adding a subsection (b) as follows:
(b) Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of     shares of Preferred Stock which may be issued or transferred pursuant to Awards under the Plan shall equal 150,000 shares.
•Section 10.4 of the 2018 Incentive Plan is amended as follows:
•“Awards granted hereunder shall be subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (a) any clawback, forfeiture, or other similar policy adopted by the Company and as in effect from time to time; and (b) Applicable Law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the Plan for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant shall be required to repay any such excess amount to the Company.
Description of the Amended Plan

The following is a summary of the material terms of the Amended Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Amended Plan attached to this Proxy Statement as Appendix A, which assumes that this Proposal 4 is approved.
Purpose

The Amended Plan allows the Company to provide employees, consultants and all members of our Board of Directors who are selected to receive awards under the Amended Plan the opportunity to acquire an equity interest in the Company. The Board of Directors believes that equity incentives are a significant factor in attracting, retaining and motivating eligible persons whose present and potential contributions are important to the Company.
Key Provisions

The following is a summary of the key provisions of the Amended Plan:

Plan Termination Date:	April 27, 2028
Eligible Participants:
Employees, consultants and all members of the Board of Directors (except that only employees are eligible for Incentive Stock Options). At August 29, 2024, approximately 185 employees and 6 non-employee directors were eligible to participate in the Amended Plan.

Shares Authorized:
(a)The sum of: (i) 320,000 shares of Common Stock, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of the Effective Date, plus (iii) the number of shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares; and (b) 150,000 shares of Preferred Stock.

Award Types:
(1) Incentive Stock Options (2) Non-qualified Stock Options (3) Restricted Common Stock (4) Restricted Series A Preferred Stock (5) Stock Appreciation Rights (6) Performance Bonus Awards (7) Deferred Stock (8) Restricted Stock Units of Common Stock (9) Restricted Stock Units of Preferred Stock (10) Dividend Equivalents (11) Performance Stock Units (12) Performance Share Awards (13) Other Stock-Based Awards

Vesting:	Determined by the Compensation Committee.
Not Permitted:	Repricing of stock options and amendments that under the Code or Nasdaq rules require stockholder approval.
Incentive Stock Option Limit:	No more than 300,000 shares may be issued pursuant to incentive stock options.
Limitation on Number of Shares Granted to Independent Directors:
The sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to an Independent Director during any calendar year, under the Amended Plan, may not exceed five hundred thousand dollars ($500,000).

Awards Under the Amended Plan
Stock Options. The Amended Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the Amended Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.
Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.
Stock Appreciation Rights. The Amended Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s common stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The Amended Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the Compensation Committee, will not receive dividends or dividend equivalents (which in an event shall only be paid out to the extent that the restricted stock units vest). The Compensation Committee may also grant unrestricted stock under this provision.
Performance Shares and Performance Stock Units. The Amended Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of our common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.
Stock Payments and Other Stock-Based Awards. The Amended Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the Amended Plan.
Eligible for Participation. Persons eligible to participate in the Amended Plan include employees, consultants, and all members of the Board of Directors, as determined by the Compensation Committee.
Available Shares. The Amended Plan authorizes the issuance of both Common Stock and Preferred Stock. The Amended Plan authorizes the issuance of an aggregate number of shares of Common Stock equal to the sum of: (i) 320,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the 2014 Incentive Plan as of the Effective Date, plus (iii) the number of shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the 2014 Incentive Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The Amended Plan also authorizes the issuance of 150,000 shares of Preferred Stock. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the Amended Plan, affecting the shares that may be issued under the Amended Plan, an adjustment shall be made in the number and class of shares which may be delivered under the Amended Plan (including but not limited to individual grant limits). Upon termination of the Amended Plan, no further awards may be issued under the Amended Plan.
Preferred Stock. The Preferred Stock is shares of 10% Series A Cumulative Perpetual Preferred Stock, par value $.0001 per share, of the Company.
Other Information. The Amended Plan may be amended in whole or in part by the Board of Directors or the Compensation Committee with the approval of the Board of Directors and in certain circumstances with stockholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the Amended Plan), if the employee is terminated other than for “cause” within one year of a Change in Control or leaves for “Good Reason,” options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the Change in Control, and the Company will not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant within one year following a Change in Control, (a) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).
In addition, the Amended Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation

Committee may require the repayment of amounts paid under the Amended Plan in excess of what the employee would have received under the accounting restatement.

U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the Amended Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Amended Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the Amended Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.
Incentive Stock Options. Incentive stock options under the Amended Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Internal Revenue Code of 1986, as amended (the “Code”). There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.
If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.
Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.
To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.
Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the Amended Plan generally have the following federal income tax consequences:
There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.
There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.
With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.
Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.
Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.
Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.
Section 409A of the Code. Most of the awards under the Amended Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.
Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board of Directors and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the Amended Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The Amended Plan is not intended to affect the grandfathered status of awards previously granted under the 2014 Incentive Plan that were intended to qualify as “performance-based compensation” under Section 162(m).
New Plan Benefits
It is not possible to determine specific amounts that may be awarded in the future under the Amended Plan because grants of awards under the Amended Plan are at the discretion of the Compensation Committee.
Equity Compensation Plan Information
See “Securities Authorized for Issuance Under Equity Compensation Plans” described in the “Executive Compensation” section of this Proxy Statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2018 INCENTIVE PLAN AMENDMENTS, AS REFLECTED IN THE AMENDED PLAN, TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 2018 INCENTIVE PLAN (PROPOSAL 4).
BACKGROUND TO THE RIGHTS PLAN PROPOSAL AND PROTECTIVE PROVISION PROPOSAL (TOGETHER, THE “NOL PROTECTION PROPOSALS”)
Our past operations generated significant net operating losses and other tax benefits (collectively, "NOLs"). Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they "expire" for such purposes. Until they expire, we can "carry forward" NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely, however, any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 is limited to 80 percent of our taxable income for any tax year (computed without regard to the NOL deduction). As of December 31, 2017, we had approximately $89.2 million in federal NOLs, all of which arose in tax years ending before January 1, 2018 (our “Current NOLs”). While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.
Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an "ownership change," as determined under Section 382 ("Section 382") of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 382, an "ownership change" occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our common stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.
If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to protect our NOLs, we believe it is possible that we could experience an ownership change before our Current NOLs are fully-utilized or expire.
After careful consideration, our Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by our NOLs is (i) to approve a Tax Benefit Preservation Plan, dated as of August 21, 2024 (the “Rights Plan”) and (ii) to approve an amendment to our Restated Certificate of Incorporation designed to extend the term of a provision to protect the tax benefits of the Company's net operating loss carryforwards (the “Protective Provision”).
The Rights Plan was adopted by the Board on August 21, 2024. Proposal 5 is an opportunity for stockholders to approve the decision of the Board to adopt the Rights Plan through August 21, 2027. If not approved by the stockholders at this Annual Meeting, the Rights Plan will expire at 5:00 p.m., New York time, on the date the votes of the stockholders of the Company with respect to the Annual Meeting are certified.
The Rights Plan is intended preserve the value of the Company’s significant NOLs and other tax benefits. The Company’s ability to utilize its NOLs may be substantially limited if the Company experiences an “ownership change” within the meaning of Section 382 of the Code. In general, an “ownership change” would occur if the percentage of the Company’s ownership by one or more “5-percent stockholders” (as defined in the Code) increases by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years. The Rights Plan is designed to preserve the Company’s tax benefits by deterring transfers of Common Stock that could result in an “ownership change” under Section 382. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the tax benefits by adopting the Rights Plan.
The Protective Provision, like the Rights Plan, is designed to prevent certain transfers of our securities that could result in an ownership change, and is described below. The Protective Provision in the Company’s Restated Certificate of Incorporation will expire on October 15, 2024 unless the amendment to extend the Protective Provision (the “Protective Amendment”) is approved by stockholders at the Annual Meeting. Even if approved by our stockholders, the Board of Directors retains the authority to abandon the Protective Amendment for any reason at any time prior to the filing and effectiveness of the Protective Amendment with the Secretary of State of the State of Delaware.
Our Board of Directors urges stockholders to read the NOL Protection Proposals and the items discussed below under the heading “Certain Considerations Related to the NOL Protection Proposals” and the complete text of the Rights Plan and the Amendment, which are attached as Appendix B and Appendix C, respectively, to this Proxy Statement. It is important to note that these measures do not offer a complete solution and that an ownership change may occur even if the NOL Protection Proposals are approved by stockholders. There may be limitations on the enforceability of the Protective Provision against stockholders who do not vote to approve it that may allow an ownership change to occur. The limitations are described in more detail below. The Board believes that the adoption of these measures appropriate and that they will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant potential long-term tax benefits presented by our NOLs. Accordingly, the Board of Directors recommends that stockholders approve the NOL Protection Proposals.

PROPOSAL 5: TO APPROVE THE STAR EQUITY HOLDINGS, INC. TAX BENEFIT PRESERVATION PLAN

Introduction
On August 21, 2024, the Board adopted the Tax Benefit Preservation Plan (the “Rights Plan”). This proposal is an opportunity for stockholders to approve the decision of the Board to adopt the Rights Plan through August 21, 2027. The Rights Plan will expire 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2024 Annual Meeting of Stockholders are certified, unless the continuation of the Rights Plan is approved by the affirmative vote of the majority of shares of the Company's common stock present in person or represented by proxy at Company’s 2024 Annual Meeting of Stockholders (or any adjournment or postponement thereof).

The Rights Plan is intended to act as a deterrent to any person acquiring shares of the Company's common stock equal to or exceeding 4.99% of the Company's common stock, or any existing holder of 4.99% or more of the Company's common stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder unless the stockholder obtains an exemption from the Board. In general terms, the Rights Plan imposes a significant penalty upon any person or group that acquires beneficial ownership (as defined under the Rights Plan) of 4.99% or more of the Company’s outstanding common stock without the prior approval of the Board (an “Acquiring Person”). Any Rights (as defined below) held by an Acquiring Person are null and void and may not be exercised. This would protect the Company’s tax benefits because changes in ownership by a person owning less than 4.99% of the Company's common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Plan if the Board determines that doing so would not limit or impair the availability of the tax benefits or is otherwise in the best interests of the Company. Please review the information about the Rights Plan below, including without limitation, Certain Considerations Relating to the NOL Protection Proposals. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the tax benefits by adopting the Rights Plan.
Plan Summary
The following is a summary of the terms of the Rights Plan, as amended. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, a copy of which is attached as Appendix B to this Proxy Statement.
The Rights. On August 21, 2024, the Board declared a dividend to the Company’s stockholders of record as of the close of business on September 3, 2024 (the “Record Date”), for each outstanding share of the Company’s common stock, of one right (a “Right”) to purchase one one-thousandth of a share of a new series of participating preferred stock of the Company. The terms of the Rights are set forth in the Rights Plan.
If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-thousandth of a share of the Company’s Series C Participating Preferred Stock (“Series C Preferred Stock”) for a purchase price of $12.00. Each fractional share of Series C Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock. The Series C Preferred Stock rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s preferred stock and rank senior to the common stock as to such matters. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.
Exercisability. The Rights will not be exercisable until the earlier of:
a.10 days after a public announcement by the Company that a person or group has become an Acquiring Person; and
b.10 business days (or a later date determined by the Board) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an Acquiring Person.
Until the date that the Rights become exercisable (the “Distribution Date”), common stock certificates will also evidence the Rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the common stock and be evidenced by Right certificates, which the Company will mail to all holders of Rights that have not become void.
After the Distribution Date, if a person or group already is or becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price to purchase shares of common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price (a “Flip-in Event”).
After the Distribution Date, if a Flip-in Event has already occurred and the Company is acquired in a merger or similar transaction, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the Rights.
Rights may be exercised to purchase Series C Preferred Stock only after the Distribution Date occurs and prior to the occurrence of a Flip-in Event as described above. A Distribution Date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase Series C Preferred Stock. A Distribution Date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.

Exempted Persons and Exempted Transactions. The Board recognizes that there may be instances when an acquisition of common stock that would cause a stockholder to become an Acquiring Person may not jeopardize the availability of the Company’s tax benefits or would otherwise be in the best interests of the Company. Accordingly, the Rights Plan grants discretion to the Board to designate a person as an “Exempt Person” or to designate a transaction involving common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an Acquiring Person under the Rights Plan. The Board can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a transaction by such person may jeopardize the availability of the Company’s tax benefits.
Expiration. The Rights will expire on the earliest of (i) August 21, 2027, which is the third anniversary of the date on which our Board of Directors authorized and declared a dividend of the rights, or such earlier date as of which the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s tax benefits, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s tax benefits, (v) the first day of a taxable year to which the Board determines that no NOLs or other tax benefits may be carried forward, and (vi) the day following the certification of the voting results of the Company’s 2024 annual meeting of stockholders, if stockholder approval of the Rights Plan has not been obtained prior to that date.
Redemption. The Board may redeem all (but not less than all) of the Rights for a redemption price of $0.0001 per Right at any time before a person or group has become an Acquiring Person. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of such Rights will be to receive the redemption price. The redemption price will be adjusted if the Company declares a stock split or issues a stock dividend on common stock.
Exchange. At any time after a person or group has become an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock, the Board may exchange each Right (other than Rights that have become void) for two shares of common stock or an equivalent security.
Anti-Dilution Provisions. The Board may adjust the purchase price of the Series C Preferred Stock, the number of shares of Series C Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the Series C Preferred Stock or common stock. No adjustments to the purchase price of less than one percent will be made.
Amendments. Before the time a person or group has become an Acquiring Person, the Board may amend or supplement the Rights Plan without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.0001 per Right. At any time thereafter, the Board may amend or supplement the Rights Plan to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Plan, but after a person or group has become an Acquiring Person, only to the extent that those changes do not impair or adversely affect the interests of the holders of Rights and do not result in the Rights again becoming redeemable. The limitations on the Board’s ability to amend the Rights Plan does not affect the Board’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the Rights, or making any amendment to the Rights Agreement that is permitted by the Rights Plan or adopting a new rights agreement with such terms as the Board determines in its sole discretion to be appropriate.

PROPOSAL 6: APPROVAL OF PROTECTIVE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE TERM OF A PROTECTIVE PROVISION
Background
For the reasons discussed above under “Background to the Rights Plan Proposal and the Protective Amendment Proposal (together, the “NOL Protection Proposals”),” our Board of Directors recommends that stockholders approve an amendment to our Restated Certificate of Incorporation (the “Amendment”) designed to extend the term of a provision to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Provision”). The Protective Provision is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382, and, therefore, significantly impair the value of our NOLs. The Board believes it is in our and our stockholders’ best interests to adopt the amendment to our Restated Certificate of Incorporation to help continue to protect our NOLs.
The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. Our Board of Directors has adopted resolutions approving and declaring the advisability of amending our Restated Certificate of

Incorporation as described below, and the complete text of the Protective Amendment is attached as Appendix C to this Proxy Statement. However, in order for the Protective Amendment to be implemented, it first must be approved by our stockholders at the Annual Meeting.
Description of NOL Protective Provision
Prohibited Transfers. The Protective Provision generally restricts any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) of Company securities if the effect would be to:
•increase the direct, indirect or constructive ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or
•increase the percentage of our common stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of our common stock.
"Person" means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such "Persons" having a formal or informal understanding among themselves to make a "coordinated acquisition" of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an "entity" within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.
Restricted transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our common stock would exceed the 4.99% thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) apply in determining whether a Person is a 4.99% stockholder under the Protective Provision. A transfer from one member of a "public group" (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly, indirectly or constructively by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we are entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The Protective Provision includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct, indirect and constructive ownership of our common stock.
These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our common stock. The transfer restrictions also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.
Consequences of Prohibited Transfers. Any direct or indirect transfer attempted in violation of the Protective Provision would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Provision for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Provision is referred to as "excess stock."
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Provision. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Provision will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.
With respect to any transfer of common stock that does not involve a transfer of our securities within the meaning of Delaware law but that would cause a person to violate the Protective Provision, the following procedure will apply in lieu of those described above: in such case, such person whose ownership of our securities is attributed to such proscribed person will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such proscribed person not to be in violation of the Protective Provision, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.
Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by our stockholders into the market, the Protective Provision permits otherwise prohibited transfers of our common stock where the transferee is a public group.
In addition, our Board of Directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board of Directors decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Provision or the status of our federal income tax benefits, including an opinion of counsel selected by our Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. If our Board of Directors decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.
In the event of a change in law, our Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve our NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.
Our Board of Directors may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of securities would jeopardize our ability to use our NOLs.
Description of the Protective Amendment
After careful consideration, our Board of Directors believes the most effective way to continue to preserve the benefits of our NOLs for long-term stockholder value is to amend our Restated Certificate of Incorporation to extend the Protective Provisions for a three-year period after the 2024 Annual Meeting.
We are asking you to adopt and approve the Protective Amendment to help prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. Our Board of Directors believes it is advisable and in the best interests of our stockholders to adopt the Protective Amendment to help protect our NOLs. Our Board of Directors has unanimously approved the Protective Amendment, and recommends that our stockholders adopt and approve the Protective Amendment.
This description of the Protective Amendment is a summary and is qualified by and subject to the full text of the Protective Amendment, which is attached to this proxy statement as Appendix C.
If stockholders approve and adopt the Protective Amendment, it will become effective upon the filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we intend to file shortly after the Annual Meeting. We intend to continue to enforce the restrictions in the Protective Provision to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.
If the Protective Amendment is approved and adopted by our stockholders, the Protective Provision would expire on the earliest of (i) the close of business on October 15, 2027, (ii) our Board of Director’s determination that the Protective Provision is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board of Directors determines that none of our NOLs may be carried forward and (iv) such date as our Board of Directors otherwise determines that the Protective Provision is no longer necessary for the preservation of our NOLs. Our Board of Directors may also accelerate the expiration date of the Protective Provision in the event of a change in the law if our Board of Directors has determined that the continuation of the restrictions contained in the Protective Provision is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.
If the Amendment is not adopted and approved by our stockholders, the Amendment will not become effective and the Protective Provision contained in the Restated Certificate of Incorporation will expire.
Effectiveness and Enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:
•The Board can permit a transfer to an acquirer that results in or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.
•A court could find that part or all of the Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Delaware law provides that transfer restrictions with respect to shares issued prior to the adoption of the restriction are effective against (i) holders of those securities that are parties to the applicable agreement or voted in favor of the restriction and (ii) purported successors or transferees of such holders if (A) the transfer restriction is noted conspicuously on the certificate(s) representing such shares or (B) the successor or transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, despite these actions, a     court still could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
•Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective.
As a result of these and other factors, the Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.
Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
•Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single "5-percent stockholder" for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.
•There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 "5-percent stockholders." Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.
•Acquisitions by a person that cause the person to become a Section 382 "5-percent stockholder" generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.
•Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.
Our redemption or buyback of our common stock will increase the ownership of any Section 382 "5-percent stockholders" (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 "5-percent stockholder," resulting in a 5% (or more) change in ownership.
CERTAIN CONSIDERATIONS RELATED TO THE NOL PROTECTION PROPOSALS
Our Board of Directors believes that attempting to protect the tax benefits of our NOLs as described above under "Background to the Rights Plan Proposal and the Protective Amendment Proposal (together, the “NOL Protection Proposals”)" is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the NOL Protection Proposals are approved. Please consider the items discussed below in voting on Proposal 5 and Proposal 6.
The Internal Revenue Service ("IRS") could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.
The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Plan and/or Protective Amendment are in place.
Continued Risk of Ownership Change
Although the NOL Protection Proposals are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all direct and indirect transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the restrictions on acquisition of our common stock contained in the Rights Plan and Protective Provision will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above.
Potential Effects on Liquidity
The Rights Plan and Protective Provision restrict a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Rights Plan and/or the Protective Provision upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.
Potential Impact on Value
Our Board of Directors intends to include a legend reflecting the transfer restrictions included in the Rights Plan and the Protective Provision on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the Rights Plan and the Protective Provision could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.
Potential Anti-Takeover Impact
The reason our Board of Directors approved the NOL Protection Proposals is to continue to protect the significant potential long-term tax benefits presented by our NOLs. The NOL Protection Proposals are not intended to prevent a takeover of the Company. However, the NOL Protection Proposals, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, they will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors for an additional three years. Accordingly, the overall effects of the NOL Protection Proposals, if approved by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the NOL Protection Proposals If You Vote For Them and Already Directly, Indirectly or Constructively Own More Than 4.99% of our common stock
If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the NOL Protection Proposals’ transfer restrictions.
Effect of the NOL Protection Proposals If You Vote For Them and Directly, Indirectly or Constructively Own Less Than 4.99% of our common stock
The NOL Protection Proposals will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.
Vote Required
The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required for approval of the NOL Protection Proposals. Both broker non-votes and abstentions will act as a vote against the NOL Protection Proposals. Shares of common stock represented by executed, but unmarked, proxies will be voted “FOR” the approval of the Rights Plan Proposal (Proposal 5); and “FOR” the approval of the Protective Amendment to the Restated Certificate of Incorporation (Proposal 6)
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RIGHTS PLAN (PROPOSAL 5) AND THE PROTECTIVE AMENDMENT TO EXTEND THE TERM OF THE PROTECTIVE PROVISION (PROPOSAL 6).

PROPOSAL 7:
TO APPROVE A SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES OF 10% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK TO AMEND THE REDEMPTION PROVISIONS THEREOF
General
Our Board of Directors has unanimously approved, and is seeking stockholder approval of, the Second Amended and Restated Certificate of Designations, which reflects amendments to the existing Certificate of Designations, Rights and Preferences of the Series A Preferred Stock (referred to herein as the “Certificate of Designations”). The Second Amended and Restated Certificate of Designations, a form of which is attached to this Proxy Statement as Appendix D, would amend the redemption provisions to provide that, among other things, the Series A Preferred Stock is no longer redeemable. Our Board of Directors has unanimously determined that the amendment to the redemption provisions of the Certificate of Designations is in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Second Amended and Restated Certificate of Designations. In accordance with the Delaware General Corporation Law, we are hereby seeking approval of the Second Amended and Restated Certificate of Designations by our stockholders. You are urged to read the actual text of the Second Amended and Restated Certificate of Designations, which is attached as Appendix D to this Proxy Statement and incorporated herein by reference.
Other than as described herein, the Second Amended and Restated Certificate of Designations is not intended to modify the rights of existing holders of Series A Preferred Stock in any material respect. As of August 29, 2024, there were 2,165,637 shares of Series A Preferred Stock outstanding. As of August 29, 2024, Mr. Eberwein beneficially owned 1,182,414 shares of Series A Preferred Stock.
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Second Amended and Restated Certificate of Designations, and we will not independently provide stockholders with any such rights.
Reasons for the Second Amended and Restated Certificate of Designations and the Potential Effects
The Company currently has the right to redeem the Series A Preferred Stock in the event of a change of control. The Second Amended and Restated Certificate of Designations will remove all redemption provisions, which the Company believes is in the best interest of its holders for tax purposes and other reasons.

Effectiveness of the Second Amended and Restated Certificate of Designations
If the Second Amended and Restated Certificate of Designations is approved by the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, as well as the favorable vote of the holders of a majority of the outstanding shares of our common stock, it will become effective upon its filing with the Secretary of State of the State of Delaware, which filing is expected to occur promptly after approval of this Proposal 7. The text of the Second Amended and Restated Certificate of Designations, as attached to this proxy statement on Appendix D, remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS (PROPOSAL 7).

RELATED PERSON TRANSACTIONS AND DELINQUENT SECTION 16(A) REPORTS
Certain Relationships and Related Transactions
The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. Pursuant to the Audit Committee charter, the Audit Committee reviews these related person transactions on an ongoing basis and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.
Star Equity Holdings, Inc.
As of December 31, 2023, Jeffrey E. Eberwein, the Company’s Executive Chairman, owned 812,498 shares of Common Stock, representing approximately 25.7% of our outstanding Common Stock. In addition, as of December 31, 2023, Mr. Eberwein owned 1,182,414 shares of our 10% Series A Cumulative Preferred Stock.
Delinquent Section 16(a) Reports.
Section 16(a) of the Exchange Act requires Star Equity’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports (typically, Forms 3, 4, and/or 5) regarding their ownership and changes in ownership of Star Equity’s securities. Based solely on a review of Forms 3, 4, and 5 and amendments thereto filed with the SEC, we believe that during the fiscal year ended December 31, 2023, Star Equity’s directors, officers and 10% stockholders have complied with all applicable Section 16(a) filing requirements, with the exception of an inadvertently late Form 4 filed by David Noble on March 24, 2023 and an inadvertently late Form 4 filed by Jeff Eberwein on March 28, 2023.

STOCKHOLDER PROPOSALS
The Company anticipates holding its 2025 Annual Meeting of Stockholders more than 30 days prior to the anniversary of this year’s meeting. The Company anticipates holding the 2025 Annual Meeting of Stockholders on or about May 30, 2025. If that date changes significantly, the Company will disclose appropriately. The Company has provided the deadlines below in expectation of holding the 2025 Annual Meeting of Stockholders on such date. Stockholder proposals intended for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) (pursuant to Rule 14a-8 promulgated under the Exchange Act) must be directed to the Corporate Secretary, Star Equity Holdings, Inc. 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870 and must be received by January 16, 2025. Stockholder proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.
In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by February 28, 2025, and must also be submitted in accordance with the requirements of our bylaws. Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2025 Annual Meeting, if we do not receive notice of a stockholder proposal on or before February 28, 2025, we will be permitted to use our discretionary voting authority as outlined above.
In addition to the notice and information requirements contained in our bylaws, to comply with the universal proxy rules (when effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting.
ANNUAL REPORT
We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our 2023 Annual Report. The 2023 Annual Report contains Star Equity’s certified consolidated financial statements for the year ended December 31, 2023, including that of Star Equity’s subsidiaries.
A copy of our 2023 Annual Report will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Star Equity at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Star Equity Holdings, Inc. 53 Forest Ave., Suite 101, Old Greenwich, Connecticut 06870.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Star Equity stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
GENERAL
Cost of Solicitation
We have retained InvestorCom LLC to assist us in the solicitation of proxies for a fee of up to $8,500 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $30,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred no solicitation costs.

Other Matters
The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

Jeffrey E. Eberwein
Executive Chairman of the Board of Directors
Dated: September 6, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS OF

STAR EQUITY HOLDINGS, INC.
53 Forest Ave., Suite 101
Old Greenwich, Connecticut 06870
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Richard K. Coleman, Jr., David J. Noble and Jeffrey E. Eberwein, and each of them, the proxies of the undersigned, with full power of substitution, to attend the 2024 Annual Meeting of Stockholders of Star Equity Holdings, Inc. (the “Company”) to be held on October 10, 2024 at 11:00 a.m. Eastern Daylight Time at the Company’s offices at 53 Forest Avenue, Suite 101, Old Greenwich, CT 06870, and at any adjournments or postponements thereof, and there to vote and act upon the matters set forth on the reverse side, with all the powers the undersigned would possess if personally present.
The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Meeting and Proxy Statement and a copy of the Company’s Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2023 (the “2023 Annual Report”).
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1 AND “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2 THROUGH 6. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1, “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2 THROUGH 6, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be signed on the reverse side)

2024 ANNUAL MEETING OF STOCKHOLDERS OF

STAR EQUITY HOLDINGS, INC.
October 10, 2024

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at https://icomproxy.com/star-equity-holdings/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPANY’S NOMINEES IN PROPOSAL 1, “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4, 5, 6, AND 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:				FOR	AGAINST	ABSTAIN
	O Jeffrey E. Eberwein O Todd Fruhbeis O Louis Parks O Jennifer Palmer		2.	The ratification of the appointment of Wolf and Company, P.C. as the independent auditors for the fiscal year ending December 31, 2024.	☐	☐	☐
			3	The advisory (non-binding) approval of the compensation of the Company’s named executive officers.	☐	☐	☐

			4.	Approval of amendments to the Star Equity Holdings, Inc. 2018 Incentive Plan to increase the number of shares issuable under the plan and add preferred stock issuable under the plan.	☐	☐	☐
			5.	Approval of the Star Equity Holdings, Inc. Tax Preservation Plan.	☐	☐	☐
			6.	Approval of amendments to the Star Equity Holdings, Inc. Restated Certificate of Incorporation to extend the term of the Protection Provision.	☐	☐	☐
			7.	Approval of the Second Amended and Restated Certificate of Designations, Rights and Preferences of 10% Series A Cumulative Perpetual Preferred Stock.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2023 Annual Report.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

2024 ANNUAL MEETING OF STOCKHOLDERS OF

STAR EQUITY HOLDINGS, INC.
October 10, 2024

***FOR HOLDERS OF 10% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK ONLY***

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at https://icomproxy.com/star-equity-holdings/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL IDENTIFIED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

			FOR	AGAINST	ABSTAIN
		Approval of the Second Amended and Restated Certificate of Designations, Rights and Preferences of 10% Series A Cumulative Perpetual Preferred Stock.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2023 Annual Report.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

APPENDIX A
FORM OF 2018 INCENTIVE PLAN, AS AMENDED

STAR EQUITY HOLDINGS, INC.
As Amended on __________, 2024

Article 1
Establishment and Purpose

1.1 Establishment of the Plan. Star Equity Holdings, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.
1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s shareowners, and by providing Participants with an incentive for outstanding performance.
1.3 Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. The Company’s 2014 Equity Incentive Plan (the “Prior Plan”) shall be frozen on the date on which this Plan is approved by the Company’s stockholders and no new awards shall be issued under the Prior Plan. With respect to outstanding awards under the Prior Plan, the Prior Plan shall remain in place and any awards granted under the Prior Plan shall continue to be subject to the terms of the Prior Plan and applicable Award Agreements (as defined below) (including any such terms that are intended to survive the termination of the Prior Plan or the settlement of such Award (as defined below)) and shall remain in effect pursuant to their terms.
1.4 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2
Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
(a) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.
(b) “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
(c) “Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards, in each case subject to the terms of the Plan. Awards may apply to shares of either Common Stock or Preferred Stock, as determined by the Committee and documented in the applicable Award Agreement.
(d) “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.
(e) “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.
(f) “Board” or “Board of Directors” means the Company’s Board of Directors.

(g) “Cause” means willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Company in its sole discretion.
(h) “Change in Control” shall be deemed to have occurred if:
(i) any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
(ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareowners was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;
(iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.
(j) “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan pursuant to Article 3. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director and (b) an “independent director” under the listing requirements of the NASDAQ Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
(k) “Company” has the meaning set forth in Section 1.1.
(l) “Consultant” means any consultant or adviser who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
(m) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.
(n) “Director” means a member of the Board of the Company, its Affiliates and/or Subsidiaries. “Independent Director” means a member of the Board who is not an Employee of the Company.
(o) “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(m)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(p) “Dividend Equivalent” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
(q) “Effective Date” has the meaning set forth in Section 1.3.
(r) “Employee” means any person, including an officer or Director, employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.
(t) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
(u) “Fair Market Value” or “FMV” means, as of any date, the value of Stock determined as follows:
(i) If the Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii) In the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert) or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value and relevant.
(v) “Good Reason” means, unless the applicable Award Agreement states otherwise, (i) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of “good reason,” the definition contained therein, or (ii) if no such agreement exists or if such agreement does not define “good reason,” in connection with a Termination of Employment by a Participant within one (1) year following a Change in Control, (1) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (2) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (3) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the

Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).
In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.
(w) “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
(x) “Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.
(y) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.
(z) “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.
(aa) “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.
(ab) “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Section 9.6.
(ac) “Participant” means an eligible person as set forth in Section 5.1 to whom an Award is granted under the Plan.
(ad) “Performance Goal” means any goals established by the Committee pursuant to an Award.
(ae) “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.
(af) “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 8 herein.
(ag) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(ah) “Plan” means this 2018 Incentive Plan, as it may be amended from time to time.
(ai) “Prior Plan” means the Company’s 2014 Equity Incentive Award Plan, as such plan may be amended from time to time.
(aj) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 as to which the Restriction Period has not lapsed.
(ak) “Restricted Stock Unit” means an Award granted pursuant to Section 7.10 as to which the Restriction Period has not lapsed.
(al) “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 7.
(am) “Securities Act” means the Securities Act of 1933, as amended.
(an) “Shares” or “Stock” means the shares of Common Stock or Preferred Stock of the Company, as further defined below. References in the Plan and Award Agreements to Shares or Stock shall refer to Common Stock, Preferred Stock, or both, as appropriate, based on the context.

(i) “Common Stock” means shares of common stock, par value $0.001 per share, of the Company.
(ii) “Preferred Stock” means shares of 10% Series A Cumulative Perpetual Preferred Stock, par value $.0001 per share, of the Company.
(ao) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.5 to receive an amount payable in cash or Shares equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (ii) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.
(ap) “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.
(aq) “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.
(ar) “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
(as) “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3 Administration
3.1 The Committee. The Plan shall be administered by the Committee. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.
3.2 Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.

No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.
3.3 Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.
3.4 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
3.5 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4
Shares Subject to the Plan
4.1 Number of Shares.
(a) Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Common Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 320,000 Shares, plus (ii) the number of shares of Common Stock of the Company which remain available for grants of options or other awards under the Prior Plan as of the Effective Date, plus (iii) the number of shares of Common Stock that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plan has terminated or remains in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Common Stock that may be delivered upon exercise of Incentive Stock Options shall be 300,000, as adjusted under Sections 4.2 and 4.3.
(b) Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Preferred Stock which may be issued or transferred pursuant to Awards under the Plan shall equal 150,000.
(c) Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.
4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.
(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.
(c) If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.
4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.
4.4 Limitation on Number of Shares Granted to Independent Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to an Independent Director during any calendar year shall not exceed five hundred thousand dollars ($500,000).
Article 5
Eligibility and Participation
5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees, Directors, Non-Employee Directors, and all Consultants and advisors to the Company, its Affiliates and/or Subsidiaries, as determined by the Committee.
5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.
5.3 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.
Article 6
Options
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided, however, that (i) no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date, and (ii) Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.
6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares and class of Stock to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.
6.3 Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Owner, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant.
6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant or on or after the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant or on or after the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner, except as otherwise provided herein.
In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a) The expiration date of the Incentive Stock Option.
(b) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.
(c) Three (3) months after the date of the Participant’s Termination of Employment without Cause other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).
6.5 Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.
6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.
An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.
Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such shares of Stock to the Participant.

6.7 ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
6.8 Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company.
The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:
(a) cash or certified or bank check;
(b) delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;
(c) if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;
(d) at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or
(e) any combination of the foregoing methods.
Restricted Stock may not be used to pay the Exercise Price.
Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.
6.9 Termination of Employment. Unless otherwise provided by the Committee, the following limitations on the exercise of Options shall apply upon Termination of Employment:
(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.
(b) Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.
(c) Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:
(i) All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the

Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and
(ii) In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.
(iii) Except as provided in Section 6.9(a) and Section 11.2, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).
(d) Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.
6.10 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:
(a) During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 9, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.
(b) No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 9; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.

Article 7
Restricted Stock
7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Shares of Restricted Stock may be granted to Participants in such amounts and upon such terms and conditions as the Committee shall determine in its sole discretion. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.
7.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing Shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
7.3 Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.
7.4 Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.
7.5 Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.
7.6 Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and, unless otherwise provided in an Award Agreement, shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. In addition, with respect to a Share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
7.7 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.
7.8 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, subject to Section 11.2, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.
7.9 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
7.10 Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the Award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.
Article 8
Other Types of Awards
8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share Awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit Awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
8.3 Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code. Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised. Notwithstanding the foregoing, Dividend Equivalents granted by the Committee hereunder shall only be paid out to the extent that the Award vests.
8.4 Deferred Stock. Any Participant selected by the Committee may be granted an Award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
8.5 Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to a Non-Qualified Options.
8.6 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
8.7 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.
8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Appreciation Right, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.
8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.
8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 8 shall be forfeited by the Participant to the Company.
8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

8.13 Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 8 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 9 or pursuant to a domestic relations order.

Article 9
Beneficiary Designation
Notwithstanding Sections 6.10, 7.3, 7.10 and 8.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Article 10
Employee Matters
10.1 Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company with respect to such class of Stock.
10.2 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
10.3 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.
10.4 Reimbursement of Company for Unearned or Ill-gotten Gains. Awards granted hereunder shall be subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with (a) any clawback, forfeiture, or other similar policy adopted by the Company and as in effect from time to time; and (b) Applicable Law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the Plan for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

Article 11
Change in Control

11.1 Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 11.1. In the event of a Change in Control after the date of the adoption of the Plan, then:
(a) to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;
(b) all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change in Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee; and
(c) Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.
11.2 Termination of Employment Upon Change in Control. Unless the Committee provides otherwise, upon a Participant’s Termination of Employment (i) by the Company or its successor or surviving corporation without Cause, or (ii) by the Participant for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate) on or within one (1) year following a Change in Control, subject to the Participant’s execution of a waiver and release of claims in a form and manner satisfactory to the Company, all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.
Article 12
Amendment, Modification, and Termination
12.1 Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of Shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type or class of Stock.
12.2 Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per Share Exercise Price of the Shares subject to such Option below the per Share Exercise Price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per Share Exercise Price.
12.3 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

12.4 Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 12.1, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.
12.5 Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.
12.6 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.
Article 13
Withholding
13.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).
13.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction. Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant. Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.8(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock. If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time. Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof. The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 14
Successors
All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15
General Provisions
15.1 Minimum Vesting. Each Award shall have a minimum vesting period of one (1) year; provided that the Committee may determine in its sole discretion up to five percent (5%) of the Shares available for issuance under the Plan may be granted free of such minimum vesting requirements.
15.2 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
15.3 Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
15.4 Notification of Disposition. Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
15.5 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
15.6 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
15.7 Investment Representations. The Company shall be under no obligation to issue any Shares covered by any Award unless the Shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such Shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the Shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.
15.8 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.8, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
15.9 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.1 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.
15.10 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.
15.11 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Article 16
Legal Construction
16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.
16.4 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.
16.5 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.
Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.
Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.
It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

16.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all Awards and Award Agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.
16.7 Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any Awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any Awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.
16.8 409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.
Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.
16.9 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

APPENDIX B

Rights Agreement Dated as of August 21, 2024 By and Between Star Equity Holdings, Inc. and Equiniti Trust Company, LLC, as Rights Agent

30. Governing Law	37
31. Severability	37
32. Descriptive Headings, Etc	38
33. Determinations and Actions by the Board	38
34. Process to Seek Exemption	38
35. Suspension of Exercisability or Exchangeability	40
36. Effective Time	40
37. Counterparts	40
38. Force Majeure	40

Exhibits
Certificate of Designation of Series C Participating Preferred Stock	A-1
Form of Right Certificate	B-1
Summary of Rights to Purchase Preferred Stock	C-1
RIGHTS AGREEMENT
This Rights Agreement, dated as of August 21, 2024 (this “Agreement”), is made and entered into by and between Star Equity Holdings, Inc., a Delaware corporation (the “Company”), and Equinti Trust Company, LLC, as Rights Agent (the “Rights Agent”).

RECITALS:
WHEREAS, (i) the Company has generated Tax Benefits (as hereinafter defined) for United States federal income tax purposes; (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) in order to preserve the ability to fully utilize such Tax Benefits; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on August 21, 2024, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) in respect of each of the Company’s Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on September 3, 2024 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a) “Acquiring Person” means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., New York City time, on the date of this Agreement (the “Effective Time”), will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such

Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares. Notwithstanding the foregoing, if (1) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Shares so that such Person is not or would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.
(b) “Affiliate” and “Associate” mean, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
(c) “Agreement” has the meaning set forth in the Preamble to this Agreement.
(d) A Person will be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:
(i) which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or an informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));
(ii) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement; provided, however, that notwithstanding anything to the contrary contained herein, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any stock options, shares, restricted shares or restricted stock units granted by the Board or a committee thereof to such Person in his or her capacity as an officer, director, employee or consultant of the Company;
(iii) which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) would not also then be reportable on a statement on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) whether or not in writing, the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or an exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;
(iv) which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1(d)), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or
(v) which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position that is specified in (A) one or more filings with the SEC by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.
(e) “Board” has the meaning set forth in the Recitals to this Agreement.
(f) “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(g) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(h) “Code” has the meaning set forth in the Recitals to this Agreement.
(i) “Common Shares”, when used with reference to the Company, means the shares of common stock, par value $0.0001 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares”, when used with reference to the Company, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Shares”, when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.
(j) “Company” has the meaning set forth in the Preamble to this Agreement.
(k) “current market price” has the meaning set forth in Section 11(d)(i).
(l) “Derivative Position” means any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or a conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.
(m) “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement of a tender or an exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.
(n) “equivalent common shares” has the meaning set forth in Section 11(a)(iii).
(o) “equivalent preferred shares” has the meaning set forth in Section 11(a)(iii).
(p) “Effective Time” has the meaning set forth in Section 1(a).

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r) “Exchange Ratio” has the meaning set forth in Section 24(a).
(s) “Exemption Request” has the meaning set forth in Section 34(a).
(t) “Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of any income tax benefit, and only for so long as such Person complies with any limitations or conditions required by the Board in making such determination, provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination in its sole discretion with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.
(u) “Exempt Transaction” means any transaction that the Board determines, in its sole discretion, is exempt for purposes of this Agreement.
(v) “Exercise Value” has the meaning set forth in Section 11(a)(iii).
(w) “Expiration Date” means the earliest of (i) the Close of Business on August 21, 2027, which is the third anniversary of the date on which the Board authorized and declared a dividend distribution of the Rights, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2024 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.
(x) “Flip-in Event” means the event described in Section 11(a)(ii).
(y) “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).
(z) “Issuer” has the meaning set forth in Section 13(b).
(aa) “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).
(bb) “Preferred Shares” means shares of Series C Participating Preferred Stock, par value $0.0001 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series C Participating Preferred Stock attached as Exhibit A.
(cc) “Purchase Price” means initially $12.00 per one one-thousandth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.
(dd) “Record Date” has the meaning set forth in the Recitals to this Agreement.
(ee) “Redemption Price” means $0.0001 per Right, subject to adjustment by resolution of the Board to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.
(ff) “Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.
(gg) “Requesting Person” has the meaning set forth in Section 34(a).
(hh) “Right” has the meaning set forth in the Recitals to this Agreement.
(ii) “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.
(jj) “Rights Agent” means Equiniti Trust Company, LLC, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.
(kk) “Securities Act” means the Securities Act of 1933, as amended.
(ll) “SEC” means the U.S. Securities and Exchange Commission.

(mm) “Share Acquisition Date” means the first date of public announcement by the Company or an Acquiring Person (by press release, filing made with the SEC or otherwise) that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
(nn) “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.
(oo) “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.
(pp) “Summary of Rights” has the meaning set forth in Section 3(a).
(qq) “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code or any successor or replacement provision, of the Company or any direct or indirect subsidiary thereof.
(rr) “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.
(ss) “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.
(tt) “Triggering Event” means any Flip-in Event or Flip-over Event.
(uu) “Trust” has the meaning set forth in Section 24(a).
(vv) “Trust Agreement” has the meaning set forth in Section 24(a).
2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent, setting forth the respective duties of the Rights Agent and any co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent(s) shall be as the Company shall determine and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.
3. Issue of Right Certificates.
(a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof or, in the case of uncertificated Common Shares registered in book entry form, by notation in accounts reflecting the ownership of such Common Shares (which certificates and uncertificated Common Shares, as applicable, will also be deemed to be Right Certificates), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C (the “Summary of Rights”), by first-class mail, postage-prepaid or by such means as may be selected by the Company, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer books of the transfer agent for the Common Shares. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with the Summary of Rights.
(b) Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN STAR EQUITY HOLDINGS, INC. AND EQUINITI TRUST COMPANY, LLC (OR ANY SUCCESSOR RIGHTS AGENT), AS RIGHTS AGENT, DATED AS OF AUGUST 21, 2024 (AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF STAR EQUITY HOLDINGS, INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS AS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE, MAY BE AMENDED, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. STAR EQUITY HOLDINGS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE, PROMPTLY AFTER ITS RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.
With respect to any uncertificated Common Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding the provisions of this Section, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of Rights.
(c) Any Right Certificate issued pursuant to this Section 3 that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:
THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 11(A)(II) OR SECTION 13 OF THE RIGHTS AGREEMENT.
(d) As promptly as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date as set forth herein, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (or, the Rights Agent will, if requested in writing to do so by the Company and provided with all necessary and relevant information and documentation, in form and substance reasonably satisfactory to the Rights Agent, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for such Common Shares, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of, and after, the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days.
(e) In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.
4. Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which will not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as is set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.
5. Countersignature and Registration.
(a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, either manually or by facsimile signature, and will have affixed thereto the Company’s seal or a facsimile thereof, which will be attested to by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not so authorized.
(b) Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documentation as referred to in Section 3(d), the Rights Agent will keep or cause to be kept, at the office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
(a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence, as the Company or the Rights Agent may reasonably request, of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates of such Beneficial Owner, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. Pursuant to this Agreement, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement that requires the payment of such taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.
(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
7. Exercise of Rights; Purchase Price; Expiration Date of Rights; Partial Exercise; Information Concerning Ownership.
(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date and prior to the Expiration Date, upon the surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America, by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable tax and/or charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier to occur of (x) the Expiration Date and (y) such time as all outstanding Rights have been exercised, redeemed or exchanged pursuant to the terms of this Agreement.
(b) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-thousandths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon the exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided in Section 11(l).
(c) Except as otherwise provided herein, in case the registered holder of any Right Certificate properly exercises less than all of the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right

Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.
(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.
8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.
9. Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:
(a) It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.
(b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.
(c) It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon the exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and non-assessable securities.
(d) It will pay when due and payable any and all transfer taxes and/or charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax or charge is due.
(e) If the Company, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act with respect to the securities issuable upon exercise of the Rights, the Company will use all reasonable efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.
(f) In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 11, 13, 14, 23 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.
10. Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes and/or charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11. Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon the exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.
(ii) Subject to the provisions of Section 23 and Section 24, if any Person becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and any subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).
(iii) Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board will use its best efforts to promptly authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board) to the Common Shares (for purposes of this Section 11(a)(iii), “equivalent common shares”). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such holder of Rights has been paid.

(b) In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), “equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purposes of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c) In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which the Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d) (i) For the purposes of any computation hereunder, the “current per share market price” of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per equivalent common share. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Common Shares are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common

Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(ii) For the purposes of any computation hereunder, the “current per share market price” of the Preferred Shares will be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by 1,000 (as such number may be appropriately adjusted to reflect events, such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Shares will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by 1,000.
(e) Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or a decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.
(f) If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon the exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).
(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share issuable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.
(h) Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j) Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificates issued hereunder.
(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon the exercise of the Rights, the Company will take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.
(l) In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.
(m) Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.
(n) Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date, but prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.
12. Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such a certificate.
13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, at any time after a Person has become an Acquiring Person:
(i) the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or
(ii) any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all, or part, of the Common Shares are changed into or exchanged for stock or other securities of any other Person or cash or any other property; or
(iii) the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries; then, and in each such case, proper provision will be made so that from and after the latest of the Distribution Date, the Share Acquisition Date, and the date of the occurrence of such Flip-over Event: (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, non-assessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (as determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including, without limitation, the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.
(b) For the purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that in any such case: (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.
(c) The Company will not consummate any Flip-over Event if (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:
(A) if the Issuer, based on the advice of its counsel, determines that a registration statement should be filed under the Securities Act, prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon the exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(B) take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights; and
(C) deliver to holders of the Rights historical financial statements for the Issuer and each of its affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
(D) The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).
14. Fractional Rights and Fractional Securities.
(a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Rights are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(b) The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon the exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share.

For the purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (as determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by 1,000 (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.
(c) Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon the exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For the purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of the Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board, which determination will mean the fair value thereof as will be described in a written statement filed with the Rights Agent.
(d) Whenever a payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares under this Agreement unless and until the Rights Agent shall have received such a certificate and sufficient monies.
15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 or Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his/her own behalf and for his/her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his/her right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of the Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to seek specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.
16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;
(b) After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;
(c) The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated

Common Shares, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;
(d) Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon the exercise or exchange of a Right, except as otherwise provided in Section 14.
(e) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or an administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company, which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.
18. Concerning the Rights Agent.
(a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent and its affiliates, directors, employees. representatives and advisors for, and hold them harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions provided for under this Section 18 and Section 20 below shall survive the exercise or expiration of the Rights, the termination or expiration of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
(b) The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
19. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
(b) If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver the Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.
20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted to be taken by it in accordance with such advice or opinion.
(b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages. and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential losses or damages of any kind whatsoever.
(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.
(e) The Rights Agent will not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be liable or responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be liable or responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in the Rights becoming null and void) or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of the Rights evidenced by the Right Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and non-assessable.
(f) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights Agent will not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer(s). The Rights Agent will be fully authorized and protected in relying upon instructions received by any such officer(s). The Rights Agent will not be held to have notice of any change of authority of any person until its receipt of written notice thereof from the Company.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent (or its shareholders, affiliates, directors, officers or employees) from acting in any other capacity for the Company or for any other Person.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Right Certificates.
(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.
(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(l) In the event that the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.
21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 60 calendar days’ notice in writing mailed to the Company in accordance with Section 26 hereof and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares, by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or such successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 90 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his/her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After its appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver to the successor Rights Agent any property at the time held by it hereunder, and will execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and/or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.

Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number and/or kind of securities issuable upon the exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than the Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.
23. Redemption.
(a) The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then-outstanding Rights at the Redemption Price. Any such redemption will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board).
(b) Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption (with prompt written notice to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) at the time of such redemption), or any other form of consideration deemed appropriate by the Board (based upon the fair market value of such other consideration, as determined by the Board in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to the holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board) at the time of such redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.
24. Exchange.
(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of two Common Shares per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board will not be empowered to effect such exchange at any time after any Acquiring Person, who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.
(b) Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange (with prompt written notice thereof also provided to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.
(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (which determination will be described in a written statement filed with the Rights Agent), equal to the current market value of one Common Share (as determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.
25. Notice of Certain Events.
(a) If after the Distribution Date the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares, then, in each such case, the Company will give to the Rights Agent and each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining the holders of the Preferred Shares for the purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.
(b) In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice in writing of the occurrence of such event, which specifies the event and the consequences of the event to the holders of Rights.
(c) Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a press release issued with national distribution or a filing by the Company with the SEC shall constitute sufficient notice to the holders of any Rights or of any Common Shares for the purposes of this Agreement.
26. Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:
Star Equity Holdings, Inc. 53 Forest Ave. Suite 101 Old Greenwich, Connecticut 06870 Attention: Corporate Secretary
(b) Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:
Equiniti Trust Company, LLC 48 Wall Street, 22nd Floor , New York 10005 Attention: Relationship Management
With a copy to (which copy shall not constitute notice):
Equiniti Trust Company, LLC 48 Wall Street, 22nd Floor New York, New York 10005 Attention: Legal Department
(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company.
27. Supplements and Amendments. Prior to the time at which any Person becomes an Acquiring Person, and subject to the penultimate sentence of this Section 27, the Company may, in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights or Common Shares. At any time, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that, from and after the time any Person becomes an Acquiring Person, no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable other than in accordance with the terms of this Section 27. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board may determine to be appropriate. Notwithstanding anything in this Agreement to the contrary, any supplement or amendment to this Agreement shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.0001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board to take any other action that is consistent with its fiduciary duties under applicable Delaware law, including, without limitation, accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights agreement with such terms as the Board determines in its sole discretion to be appropriate.
28. Successors; Certain Covenants. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.
29. Benefits of This Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or, prior to the Distribution Date, the Common Shares). The Company and, by accepting the Rights hereunder, each holder of the Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 29 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 29; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 29; and (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
30. Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.
31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if any such excluded or severed term, provision, covenant or restriction adversely affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.
32. Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.
33. Determinations and Actions by the Board. (a) For all the purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for the purpose of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. The Board will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement (including, without limitation, Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to any Person, including, without limitation, the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.
(b) If at any time the Board determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter. Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.
34. Process to Seek Exemption. (a) Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares (or, in the case of any Person who would otherwise constitute an Acquiring Person as of the Effective Time but will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as provided in Section 1(a), any additional Common Shares) (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the Company’s principal executive office. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares, the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the

Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.99% or more of the then-outstanding Common Shares or, if such Requesting Person Beneficially Owns 4.99% or more of the then-outstanding Common Shares, any additional Common Shares prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 34. The Board will, in good faith, endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 34(a), the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving Common Shares as the Board may require; provided that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 34(a), including, without limitation, restrictions on the ability of the Requesting Person to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.
(b) The Board may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 34(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including, without limitation, restrictions on the ability of the transferee to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 34(b) may be made prospectively or retroactively.
35. Suspension of Exercisability or Exchangeability. To the extent that the Board determines in good faith that some action will or may need to be taken pursuant to, or in order to properly give effect to, Sections 7, 11, 13, 21, 23 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Shares are listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period of time sufficient to allow it to take such action or to comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing whenever it makes such a public announcement temporarily suspending the exercisability or exchangeability of the Rights, and whenever such suspension has been lifted. Upon such suspension, any rights of action vested in a holder of the Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Agreement will not affect the validity of any action taken hereunder.
36. Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.
37. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically will have the same authority, effect and enforceability as an original signature.
38. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.
STAR EQUITY HOLDINGS, INC.

By: /s/ Richard K. Coleman Jr.
Name: Richard K. Coleman Jr.
Title: CEO

EQUINITI TRUST COMPANY, LLC

By: /s/ Sharon Best-Jhagroo
Name: Sharon Best-Jhagroo
Title: S.V.P. - Relationship Director

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION of SERIES C PARTICIPATING PREFERRED STOCK of STAR EQUITY HOLDINGS, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Star Equity Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:
That, pursuant to authority vested in the Board of Directors of the Company by its Restated Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Restated Certificate of Incorporation of the Company, as amended (the “Restated Certificate of Incorporation”), a series of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:
I. Designation and Amount
The shares of such series will be designated as Series C Participating Preferred Stock (the “Series C Preferred”) and the number of shares constituting the Series C Preferred is 25,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series C Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into the Series C Preferred.
II. Dividends and Distributions
(a) Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series C Preferred with respect to dividends (including, but not limited to, the 10.0% Series A Cumulative Perpetual Preferred Stock of the Company), the holders of shares of the Series C Preferred, in preference to the holders of the Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of the Series C Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of the Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series C Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the amount to which the holders of shares of the Series C Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b) The Company will declare a dividend on the Series C Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series C Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.

(c) Dividends will accrue on outstanding shares of the Series C Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of the Series C Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of the holders of shares of the Series C Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series C Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of the holders of shares of the Series C Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.
III. Voting Rights
The holders of shares of the Series C Preferred will have the following voting rights:
(a) Subject to the provision for adjustment hereinafter set forth, each share of the Series C Preferred will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series C Preferred are then issued or outstanding, the number of votes per share to which the holders of shares of the Series C Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b) Except as otherwise provided herein, in any Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of the Series C Preferred and the holders of shares of the Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.
(c) Except as set forth in the Restated Certificate of Incorporation or herein, or as otherwise provided by law, the holders of shares of the Series C Preferred will have no voting rights.
IV. Certain Restrictions
(a) Whenever dividends or other dividends or distributions payable on the Series C Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series C Preferred outstanding have been paid in full, the Company will not:
(i) Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred;
(ii) Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series C Preferred, except dividends paid ratably on the shares of Series C Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series C Preferred; or
(iv) Redeem, purchase or otherwise acquire for consideration any shares of the Series C Preferred, or any shares of stock ranking on a parity with the shares of Series C Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.
V. Reacquired Shares
Any shares of the Series C Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
VI. Liquidation, Dissolution or Winding Up
Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series C Preferred unless, prior thereto, the holders of shares of the Series C Preferred have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of the Series C Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to the holders of shares of the Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series C Preferred, except distributions made ratably on the shares of Series C Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of the Series C Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VII. Consolidation, Merger, Etc.
In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of the Series C Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock into a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series C Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series C Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VIII. Redemption
The shares of Series C Preferred are not redeemable.
IX. Rank
The Series C Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock and shall rank senior to the Common Stock as to such matters.
X. Amendment
Notwithstanding anything contained in the Restated Certificate of Incorporation to the contrary and in addition to any other vote required by applicable law, the Restated Certificate of Incorporation may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series C Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series C Preferred, voting together as a single series.
IN WITNESS WHEREOF, I have signed this Certificate of Designation on behalf of Star Equity Holdings, Inc. this ____ day of _______, 2024.

STAR EQUITY HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT B
FORM OF RIGHT CERTIFICATE
Certificate No. R-
NOT EXERCISABLE AFTER ________________ OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.

Right Certificate
STAR EQUITY HOLDINGS, INC.
This certifies that ________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of August 21, 2024, as amended (the “Rights Agreement”), by and between Star Equity Holdings, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one one-thousandth of a fully paid, non-assessable share of Series C Participating Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company, at a purchase price of $12.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon the surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.
As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the office or offices of the Rights Agent designated for such purpose and can be obtained from the Company without charge upon the written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.
Pursuant to the Rights Agreement, from and after the occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement will be canceled.
This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon the presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company, at its option, at a redemption price of $0.0001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.
The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.
This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.
WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of _______, ____.

ATTEST: ____________________ STAR EQUITY HOLDINGS, INC.

By:____________________
Name:
Title:

Countersigned:____________________

EQUINITI TRUST COMPANY, LLC, as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED, ___________ hereby sells, assigns and transfers unto

____________________________________________________________
(Please print name and address of transferee)

____________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________, ____

Signature Guaranteed: _______________________________
Signature

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

FORM OF ELECTION TO PURCHASE
(To be executed if the holder desires to exercise the Right Certificate)
To Star Equity Holdings, Inc.:
The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the one one-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that a certificate or certificates for such securities be issued in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Date:	By:

NOTICE

Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On August 21, 2024, the Board of Directors of Star Equity Holdings, Inc. declared a dividend of one preferred share purchase right for each outstanding share of Star Equity Holdings, Inc.’s common stock, par value $0.0001 per share. The dividend is payable on September 3, 2024 to our stockholders of record on that date. The terms of the rights are set forth in a Rights Agreement, dated as of August 21, 2024, as amended (the “Rights Agreement”), by and between Star Equity Holdings, Inc. and Equiniti Trust Company, LLC, as rights agent.
The Rights Agreement is intended to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards and other tax attributes to reduce potential future federal income tax obligations. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” tax losses and credits in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that our tax attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of losses and credits, and therefore these tax attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use these tax attributes will be substantially limited, and the timing of the usage of the tax attributes could be substantially delayed, which could significantly impair the value of that asset.
In general terms, the Rights Agreement imposes a significant penalty upon any person or group that acquires beneficial ownership of 4.99% or more of our outstanding common stock without the prior approval of our Board of Directors. A person or group that acquires a percentage of our common stock in excess of that threshold is called an “acquiring person.” Any rights held by an acquiring person are null and void and may not be exercised.
This summary of rights provides a general description of the Rights Agreement. Because it is only a summary, this description should be read together with the entire Rights Agreement, which we incorporate in this summary by reference. Upon written request, we will provide a copy of the Rights Agreement free of charge to any stockholder.
The Rights. Our Board of Directors authorized the issuance of one right per each outstanding share of our common stock on August 21, 2024. If the rights become exercisable, each right would allow its holder to purchase from us one one-thousandth of a share of our Series C Participating Preferred Stock for a purchase price of $12.00.
Each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.
Exercisability. The rights will not be exercisable until the earlier of:
a10 days after a public announcement by Star Equity Holdings, Inc. that a person or group has become an acquiring person; and
b10 business days (or a later date determined by our Board of Directors) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an acquiring person.
We refer to the date that the rights become exercisable as the “distribution date.” Until the distribution date, our common stock certificates will also evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by right certificates, which we will mail to all holders of rights that have not become null and void.
After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by the Board of Directors) with a market value of two times the purchase price. We refer to this as a “flip-in event.”

After the distribution date, if a flip-in event has already occurred and Star Equity Holdings, Inc. is acquired in a merger or similar transaction, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the rights. We refer to this as a “flip-over event.”
Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.
Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize the availability of any tax attributes to Star Equity Holdings, Inc. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempt Person” or to designate a transaction involving our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an acquiring person under the Rights Agreement. Our Board of Directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes the availability of tax attributes to Star Equity Holdings, Inc.
Expiration. The rights will expire on the earliest of (i) August 21, 2027, which is the third anniversary of the date on which our Board of Directors authorized and declared a dividend of the rights, or such earlier date as of which our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of our tax assets, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of our tax assets, (v) the first day of a taxable year of the Company to which the Board of Directors determines that no NOLs or other tax assets may be carried forward, and (vi) the day following the certification of the voting results of Star Equity Holdings, Inc.’s 2024 annual meeting of stockholders, if stockholder approval of the Rights Agreement has not been obtained prior to that date.
Redemption. Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.0001 per right at any time before a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of such rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.
Exchange. At any time after a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board of Directors may exchange each right (other than rights that have become null and void) for two shares of common stock or equivalent securities.
Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than one percent will be made.
Amendments. Before the time a person or group has become an acquiring person, our Board of Directors may amend or supplement the Rights Agreement in any respect without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.0001 per right. At any time, our Board of Directors may amend or supplement the Rights Agreement to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but after a person or group has become an acquiring person only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board of Director’s ability to amend the Rights Agreement does not affect our Board of Director’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the rights, or making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as our Board determines in its sole discretion to be appropriate.

APPENDIX C

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
STAR EQUITY HOLDINGS, INC.

Star Equity Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.
SECOND: This Amendment to the Restated Certificate of Incorporation amends and restates Article XIV to the Restated Certificate of Incorporation to read in its entirety as follows:
ARTICLE XIV
PROTECTION OF TAX BENEFITS
(A) DEFINITIONS. As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):
1. “4.99-percent Transaction” means any Transfer described in clause (i) or (ii) of Section (B) of this Article XIV.
2. “4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.
3. “Agent” has the meaning set forth in Section (E) of this Article XIV.
4. “Board of Directors” means the board of directors of the Corporation.
5. “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
6. “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.
7. “Effective Date” means the date of filing of this Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.
8. “Excess Securities” has the meaning set forth in Section (D) of this Article XIV.
9. “Expiration Date” means the earliest of (i) October 15, 2027 (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section (L) of this Article XIV.
10. “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2(a)(3), Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.
11. “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

12. “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.
13. “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.
14. “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).
15. “Purported Transferee” has the meaning set forth in Section (D) of this Article XIV.
16. “Remedial Holder” has the meaning set forth in Section (G) of this Article XIV.
17. “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).
18. “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.
19. “Tax Benefits” means the net operating loss carry forwards, capital loss carry forwards, general business credit carry forwards, alternative minimum tax credit carry forwards, foreign tax credit carry forwards, disallowed net business interest expense carry forwards under Section 163(j), any credits under Section 53, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.
20. “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group, including, a transfer by gift or by operation of law. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. §1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.
21. “Transferee” means any Person to whom Corporation Securities are Transferred.
22. “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.
(B) TRANSFER AND OWNERSHIP RESTRICTIONS. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.99-percent Stockholder or (ii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIV in respect of such transaction.
(C) EXCEPTIONS.
1. Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.
2. The restrictions set forth in Section (B) of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section (C) of this Article XIV, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Section (C) of this Article XIV shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
(D) EXCESS SECURITIES.
1. No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section (E) of this Article XIV or until an approval is obtained under Section (C) of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section (D) or Section (E) of this Article XIV shall also be a Prohibited Transfer.
2. The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.
(E) TRANSFER TO AGENT. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section (F) of this Article XIV if the Agent rather than the Purported Transferee had resold the Excess Securities.
(F) APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section (F) of this Article XIV. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section (F) of this Article XIV inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

(G) MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS. In the event of any Transfer that does not involve a transfer of Corporation Securities within the meaning of Delaware law but that would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Sections (E) and (F) of this Article XIV shall be modified as described in this Section (G) of this Article XIV. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections (E) and (F) of this Article XIV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section (G) of this Article XIV is to extend the restrictions in Sections (B) and (E) of this Article XIV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section (G) of this Article XIV, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(H) LEGAL PROCEEDINGS; PROMPT ENFORCEMENT. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section (E) of this Article XIV (whether or not made within the time specified in Section (E) of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section (H) of this Article XIV shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section (E) of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.
(I) LIABILITY. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
(J) OBLIGATION TO PROVIDE INFORMATION. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.
(K) LEGENDS. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:
“THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE “CERTIFICATE OF INCORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED

TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section (C) of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.
(L) AUTHORITY OF BOARD OF DIRECTORS.
1. The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section (F) of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.
2. Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
3. In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.
(M) RELIANCE. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

(N) BENEFITS OF THIS ARTICLE XIV. Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.
(O) SEVERABILITY. The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.
(P) WAIVER. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.
THIRD: The foregoing amendment shall be effective as of 5:00 p.m. Eastern Time on October 10, 2024.
FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.
FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this 10th day of October, 2024.

Star Equity Holdings, Inc.

By:	/s/ Jeffrey E. Eberwein
Jeffery E. Eberwein Executive Officer

APPENDIX D
STAR EQUITY HOLDINGS, INC.

FORM OF SECOND AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES

OF

10.0% SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK

Pursuant to Section 151 of the
Delaware General Corporation Law

Star Equity Holdings, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors “) pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.
WHEREAS, the Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of Delaware on May 1, 2006 (as amended, the “Certificate of Incorporation”) provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;
WHEREAS, the Board of Directors previously adopted a resolution authorizing the creation and issuance of a series of Preferred Stock designated as the “10.0% Series A Cumulative Perpetual Preferred Stock” and the Certificate of Designations, Rights and Preferences of the 10.0% Series A Cumulative Perpetual Preferred Stock (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on September 9, 2019;
WHEREAS, on May 31, 2022, the holders of a majority of the shares of common stock of the Corporation and the holders of a majority of the shares of the 10.0% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) voting separately as a class, approved a resolution to amend the Certificate of Designations to amend the redemption provisions to provide that, among other things, the Series A Preferred Stock is redeemable by the Company (and not the holders of the Series A Preferred Stock).
WHEREAS, on August 26, 2024, the Board of Directors approved and adopted the following resolution for purposes of further amending and restating the Certificate of Designations; and
WHEREAS, on October 10, 2024, the holders of a majority of the shares of common stock of the Corporation and the holders of a majority of the Series A Preferred Stock voting separately as a class, approved the following resolution to further amend the Certificate of Designations.
NOW THEREFORE, BE IT RESOLVED, that the Certificate of Designations be, and it hereby is, amended and restated and the relative rights, powers and preferences, and qualifications, limitations and restrictions of the Series A Preferred Stock are as follows:
1. Designation and Number. A series of preferred stock, designated the 10.0% Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”), is hereby established. The number of shares of Series A Preferred Stock shall be 8,000,000.
2. Rank. The Series A Preferred Stock, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, will rank (i) senior to the common stock of the Corporation, $0.0001 par value per share, of the Corporation (the “Common Stock”) and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank junior to the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation; (ii) on a parity with all equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank on a parity with the Series A Preferred Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation (the “Parity Preferred Stock”); and (iii) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities rank senior to the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Corporation and to all existing and future indebtedness of the Corporation. The term “equity securities” does not include convertible debt securities.
3. Dividends.
(a) Holders of shares of the Series A Preferred Stock are entitled to receive, when and as authorized by the Board of Directors (or a duly authorized committee thereof) and declared by the Corporation, out of funds legally available for the payment of dividends, preferential cumulative cash dividends at the rate of 10.0% per annum of the $10.00 liquidation preference per share (equivalent to a fixed annual amount of $1.00 per share). Dividends on the Series A Preferred Stock shall be cumulative from (but excluding) the date of original issue and shall be payable quarterly in arrears on or before the last day of each of March, June, September and December (each, a “Dividend Payment Date”) or, if such date is not a Business Day (as defined below), on the immediately succeeding Business Day or on such later date as designated by the Board of Directors, with the same force and effect as if paid on such date. Any dividend payable on the Series A Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the Corporation’s stock records for the Series A Preferred Stock at the close of business on the applicable record date, which shall be the first day of each of March, June, September and December, whether or not a Business Day, in which the applicable Dividend Payment Date falls (each, a “Dividend Record Date”). The term “Business Day” shall mean any calendar day on which the Nasdaq Global Market is open for trading.
(b) No dividends on shares of Series A Preferred Stock shall be authorized by the Board of Directors or declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law.
(c) Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not restrictions exist in respect thereof, whether there are funds legally available for the payment of such dividends and whether or not such dividends are authorized and declared. Accumulated but unpaid dividends on the Series A Preferred Stock will not bear interest and holders of the Series A Preferred Stock will not be entitled to any distributions in excess of full cumulative distributions described above. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any class or series of Parity Preferred Stock, all dividends declared upon the Series A Preferred Stock and any class or series of Parity Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such class or series of Parity Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Series A Preferred Stock and such class or series of Parity Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Preferred Stock does not have a cumulative dividend) bear to each other.
(d) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, no dividends (other than a dividend in shares of Common Stock or other shares of stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared and paid or declared and set apart for payment nor shall any other distribution be declared and made upon the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor shall any shares of Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation be purchased or otherwise acquired for any consideration by the Corporation. Holders of shares of the Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Preferred Stock as provided above. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.
4. Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders a liquidation preference of $10.00 per share, plus an amount equal to any accumulated and unpaid dividends to but excluding the date of payment, but without interest, before any distribution of assets is made to holders of Common Stock or any other class or series of stock of the Corporation that ranks junior to the Series A Preferred Stock as to liquidation rights. If the assets of the Corporation legally available for distribution to stockholders are insufficient to pay in full the liquidation preference on the Series A Preferred Stock and the liquidation preference on the shares of any class or series of Parity Preferred Stock, all assets distributed to the holders of the Series A Preferred Stock and any class or series of Parity Preferred Stock shall be distributed pro rata so that the amount of assets distributed per share of Series A Preferred Stock and such class or series of Parity Preferred Stock shall in all cases bear to each other the same ratio that the liquidation preference per share on the Series A Preferred Stock and such class or series of Parity Preferred Stock bear to each other. Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidation preference, plus any accumulated and unpaid dividends to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, conversion or merger of the Corporation with or into another entity, a merger of another entity with or into the Corporation, a statutory share exchange by the Corporation or a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s property or business shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
5. Intentionally Omitted.
6. Voting Rights.
(a) Holders of the Series A Preferred Stock will not have any voting rights, except as set forth below or otherwise required by law.
(b) Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for six or more consecutive quarters (a “Preferred Dividend Default”), the holders of such shares of Series A Preferred Stock, together with the holders of all classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable, will be entitled to vote separately as a class for the election of a total of two additional directors of the Corporation (the “Preferred Stock Directors”) at a special meeting called upon the written request of the holders of record of at least 20% of the Series A Preferred Stock or the holders of record of at least 20% of any class or series of Parity Preferred Stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders, in which case such vote will be held at the earlier of the next annual or special meeting of stockholders of the Corporation) or at the next annual meeting of stockholders, and at each subsequent annual or special meeting until all dividends accumulated on such shares of Series A Preferred Stock for the past dividend periods and the dividend for the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set apart for payment.
(c) A quorum for any meeting called to elect Preferred Stock Directors shall exist if at least a majority of the outstanding shares of Series A Preferred Stock and shares of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable are represented in person or by proxy at such meeting. The Preferred Stock Directors shall be elected upon the affirmative vote of a plurality of the votes cast by the holders of shares of Series A Preferred Stock and shares of such Parity Preferred Stock present and voting in person or by proxy at a duly called and held meeting at which a quorum is present voting separately as a class. If and when all accumulated dividends and the dividend for the then-current dividend period on the Series A Preferred Stock shall have been paid in full or declared and set apart for payment in full, the holders thereof shall be divested of the right to elect the Preferred Stock Directors (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then-current dividend period have been paid in full or declared and set apart for payment in full on all classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate. Any Preferred Stock Director may be removed at any time with or without cause by, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights described above (voting separately as a class with all classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office or, if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights described above (voting separately as a class with all classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall be entitled to one vote per director on any matter.
(d) If a special meeting is not called by the Corporation within 30 days after request from the holders of Series A Preferred Stock as described in Section 6(b), then the holders of record of at least 20% of the outstanding Series A Preferred Stock may designate a holder to call the meeting at the expense of the Corporation and such meeting may be called by the holder so designated upon notice similar to that required for annual meetings of stockholders and shall be held at the place designated by the holder calling such meeting. The Corporation shall pay all costs and expenses of calling and holding any meeting and of electing directors pursuant to Section 6(b), including, without limitation, the cost of preparing, reproducing and mailing the notice of such meeting, the cost of renting a room for such meeting to be held, and the cost of collecting and tabulating votes.
(e) So long as any shares of Series A Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal the provisions of the Charter (including the terms of the Series A Preferred Stock), whether by merger, consolidation or otherwise (each an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that with respect to the occurrence of any Event set forth above, so long as the Series A Preferred Stock (or securities issued by a surviving entity in substitution for the Series A Preferred Stock) remains outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of such an Event, the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of the Series A Preferred Stock; and provided, further, that (i) any increase in the number of authorized shares of Series A Preferred Stock, (ii) any increase in the number of authorized shares of preferred stock of the Corporation or the creation or issuance of any other class or series of preferred stock or (iii) any increase in the number of authorized shares of any other class or series of preferred stock, in each case ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.
7. Conversion. The Series A Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation.
8. Term. The Series A Preferred Stock will have a perpetual term and shall not be subject to any sinking fund.
9. No Preemptive Rights. No holder of the Series A Preferred Stock shall, as such holder, have any preemptive rights to purchase or subscribe for additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.
10. Status of Repurchased Series A Preferred Stock. Shares of Series A Preferred Stock that at any time have been purchased by the Corporation shall, after such purchase, have the status of authorized but unissued shares of Preferred Stock.
11. Global Certificate. All shares of Series A Preferred Stock outstanding from time to time shall initially be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and no registration of transfer of shares of Series A Preferred Stock shall be made on the books of the Corporation to any person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificate.
12. Notice. All notices or communications hereunder, unless otherwise specified herein, shall be sufficiently given if in writing and delivered in person, by facsimile, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 12 shall be deemed given on the date received or, if mailed by first class mail, on the date five calendar days after which such notice is mailed.
13. Information Rights. During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation shall use its best efforts to (a) transmit by mail to all holders of Series A Preferred Stock, as their names and addresses appear in the Corporation’s record books and without cost to such holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required) and (b) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock. The Corporation shall mail the reports to the holders of Series A Preferred Stock within 15 days after the respective dates by which the Corporation would have been required to file the reports with the SEC if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.
14. Record Holders. The Corporation and the transfer agent for the Series A Preferred Stock may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

[Signature on Following Page]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Designations to be signed in its name and on its behalf on this 10th day of October, 2024.

STAR EQUITY HOLDINGS, INC.

By:	/s/Jeffery E. Eberwein
Jeffery E. Eberwein Executive Officer